STOCK PURCHASE AGREEMENT

By

Freestone Resources, Inc. (“Buyer”)

And

Infinity Web Systems, Inc. 401K Profit Sharing Plan (“Seller”)

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STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into effective as of June 24, 2015 by and among Freestone Resources, Inc., a Nevada corporation (“Buyer”), and Infinity Web Systems, Inc. 401K Profit Sharing Plan a profit sharing plan, (“Seller”) (collectively “Parties” and individually “Party”), for the purchase of the shares of common stock in C.C. Crawford Retreading Company, Inc., a Texas corporation (d/b/a CTR) (“CTR”).

RECITALS

WHEREAS, CTR is a business located at 101 West Avenue D, Ennis, Texas, and is in the business of selling, repairing, and disposing of tires; and

WHEREAS, the Seller owns one hundred percent (100%) of the issued and common stock in CTR, par value ten dollars ($10.00) (the “CTR Shares”); and

WHEREAS, Buyer wishes to buy from Seller, and Seller wishes to sell to Buyer the CTR Shares, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

Article I.

SALE AND PURCHASE OF CTR

1.0       Sale and Purchase of CTR Shares; Consideration. The Seller hereby agrees, subject to the terms and conditions of this Agreement, to sell, assign, transfer and deliver to Buyer at the Closing (as hereinafter defined) free and clear of all liens, claims, charges, limitations, agreements, restrictions and encumbrances whatsoever, the CTR Shares for the consideration specified in Section 1.1. The Seller hereby transfers all title over the CTR Shares to Buyer at the time of Closing, which includes all rights and obligations connected to the CTR Shares including but not limited to all rights to dividends, capital, all voting rights and for avoidance of doubt any dividends which are due but not yet paid will become due and paid to Buyer. The transfer is effective at the execution of this Agreement and payment of the initial $500,000.00 and execution of the Promissory Note and Security Documents defined in Section 1.5 (collectively, “Closing Documents”) and Default Stock Power defined in Section 1.2.

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1.1      Total Purchase Price for CTR Shares. The total purchase price for the CTR Shares shall be one million and five hundred twenty thousand dollars ($1,520,000) plus the interest due under the terms of this Agreement (“Total Purchase Price”), which shall be funded by Buyer based on the Payment Schedule (as hereinafter defined) in Section 1.4 of this Agreement.

1.2      Closing. The closing of the sale and purchase of the CTR Shares to the Buyer shall take place contemporaneously with the execution of this Agreement at the offices of the Buyer (the “Closing”). At the Closing, (i) Seller shall deliver to J. Ross Massengill, Attorney at Law, Massengill Schanfish, PLLC (the “Designated Agent”) the CTR Shares and a stock power conveying ownership of the CTR Shares to Buyer (“Stock Power”), and (ii) Buyer shall deliver to the Designated Agent the cash purchase consideration by delivery of a cashier’s check in the amount specified in Section 1.4 below, the Closing Documents, and executed stock power by Buyer (“Default Stock Power”) only to be used if and upon Default by Buyer and the return of the CTR Shares to Seller. The Designated Agent shall remain the custodian of the CTR Shares, Stock Power, and Default Stock Power until Seller delivers to the Designated Agent confirmation that the Full Payment (as defined below) has been made to Seller, at which time the Designated Agent will release the CTR Shares to the custody of the Buyer or upon notification by Seller of a Default and demand for the return of the CTR Shares to Seller as provided in Section 1.9(a) below. Upon receipt of the Full Payment, Seller is required to notify the Designated Agent confirmation of the Full Payment within fifteen (15) days.

1.3      Due Diligence Documents. Seller has delivered to Buyer per Buyer’s request the due diligence documents and information including but not limited to financial documents in Exhibit A and the schedule of due diligence documents in Exhibit B which all documents were prepared by CTR Officers, the CTR CPA, and the Seller’s third party administrator. To Seller’s knowledge, the documents and all information contained therein are accurate, true and correct. Seller has provided all information requested by Buyer.

1.4      Initial Payment; Payment Schedule. At the Closing, Buyer, and/or its assigns, will deliver a cashier’s check to Seller in the amount of five hundred thousand dollars ($500,000). The remaining balance of the Total Purchase Price shall be one million twenty thousand dollars ($1,020,000) (the “Remaining Balance”). The Remaining Balance will be paid over a term of four (4) years at a fixed interest rate of twelve percent (12%) (“Fixed Interest Rate”), from the Closing on the schedule set out herein, (“Payment Schedule”) for the Remaining Balance, which includes the principle (“Principle”), and the interest amounts owed based on the Fixed Interest Rate amortized over the four (4) year term (“Interest”):

(i)      Payment Schedule. No payments will be required for the first eleven (11) months following the Closing. In the twelfth (12) month, one (1) year of Interest equaling one hundred twenty-two thousand four hundred dollars ($122,400.00) will be due. Starting the thirteenth (13) month and continuing until the Principle is paid in full, monthly payments of Principle and accrued Interest will be due on the first day of each month, as indicated by the schedule attached hereto as Exhibit C.

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1.5   Closing Documents. Buyer shall deliver at closing the Promissory Note representing the Remaining Balance (“Promissory Note”) and Deed of Trust and UCC-1 Financing Statement (“Security Documents”), which are attached hereto as Exhibit D.

1.6      Payments Made by Buyer. Starting in month thirteen (13), Buyer will have five (5) days from the payment due dates specified in Section 1.4(i) in order to deliver a cashier’s check or make a wire transfer to Seller’s account in the amount of the Principle plus the Interest. If Buyer does not deliver a check or wire in the amount and on the date due to Seller within thirty (30) days from the payment due date, then Buyer will be in default (“Default”). Prior to Default, Seller will notify Buyer of impending Default no later than fifteen (15) days before the Default date occurs.

1.7     Advanced Payment of the Remaining Balance. In the event that Buyer pays Seller the remaining Principle in full (“Full Payment”) at any time prior to the last payment due date specified in Section 1.4(i) and Exhibit C, then the Buyer shall incur no penalties; however, if Buyer pays the Full Payment at any time prior to the seventh (7) month, then Buyer will owe six (6) months of Interest only and will incur no other interest or penalty.

1.8      Event of Default. The following shall constitute a default event (“Default Event”) hereunder and entitle Seller to the Remedies provided in Section 1.9 below:

    (a)    the failure to make any payment in accordance with Section 1.6 of this Agreement or the Promissory Note attached hereto;

    (b)    the breach of any and all restrictions or covenants under the Closing Documents;

   (c)    the failure by Buyer at any time to maintain adequate and full insurance coverage on the assets of CTR with Seller named as a loss payee;

    (d)    the removal of any assets of CTR while there is any balance outstanding under the Promissory Note, unless the assets are upgraded and Buyer provides notice of the upgrade to Seller via the change form attached to the Note no less than fifteen (15) days in advance;

               (e)    the sale or transfer of any assets which act as security for the Promissory Note except for (i) the sale or transfer of tire related inventory in the normal course of CTR business or (ii) the asset is replaced with upgraded assets required for the normal course of CTR business and Buyer provides notice of the upgrade to Seller via the change form attached to the Note no less than fifteen (15) days in advance.

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1.9     Seller Remedies. If a Default Event listed in Section 1.8(b) – (e) occurs Seller must notify Buyer and allow Buyer thirty (30) days to cure the Default Event (“Cure Period”). If the Default Event is not cured within the Cure Period or the Default Event in Section 1.8(a) occurs then Buyer is in Default and Seller may at its sole option exercise any or all of the following remedies:

    (a)    Seller will have the right, at its sole discretion, to request, in writing, that the Designated Agent deliver the CTR Shares to the custody of the Seller and pursue at Seller’s option any and all deficiency that might result only after the Cure Period has expired or the Default Event in Section 1.8(a) has occurred. Seller must notify Buyer of Seller’s request for the delivery of the CTR Shares. Seller must provide proof of certified mailing of Buyer’s notice of Default to the Designated Agent at the time of the request.

    (b)    Seller understands alterations to the property will be necessary for the implementation of the business plan referenced in Section 2.0(j). Seller and Buyer agree to discuss all improvements to the property and mutually agree upon any CTR properties or facilities that will need to be returned to the original condition at the time of the closing of this purchase. As Buyer is required to notify Seller of changes to the property in Section 1.8(c)-(d), if Seller does not state an objection to the improvement within fifteen (15) days of notice, then that improvement will not be required to be reverted to the original condition in the event of Default. Buyer will have sixty (60) days to revert the property to the original condition in the event of Default. If the CTR property and facilities are not returned to the original condition as of the time of closing of this purchase, Seller may pursue any and all costs associated with bringing the property and facilities back to the original condition. Any contract between CTR and any Freestone affiliate will be automatically canceled within the aforementioned sixty (60) day time period.

Article II.

REPRESENTATIONS AND WARRANTIES

2.0      Representations and Warranties of Buyer. Buyer represents and warrants to and agrees to Seller, as follows:

    (a)    Organization; Power and Authority; Authorization; Subsidiaries. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to execute and deliver this Agreement and to perform the Buyer’s obligations hereunder and thereunder. Buyer has all requisite power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and other assets, to conduct its businesses as presently conducted and as proposed to be conducted. The execution, delivery and performance by Buyer of this Agreement and has been duly and validly authorized by all necessary corporate action.

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          (b)    Non-Contravention; Governmental Authorities and Consents. The execution, delivery and performance of this Agreement does not and will not violate, result in creation of a lien under, or cause a default or a breach of any term or provision of (i) any statute or other law applicable to Buyer, (ii) any rule or regulation of any governmental agency or authority applicable to Buyer, (iii) any agreement, document or instrument to which Buyer is a party or by which it is bound, (iv) any judgment, order or decree of any court or governmental agency or authority applicable to Buyer or (v) the articles of incorporation or bylaws of Buyer or any resolution of the Buyer’s Board of Directors or shareholders. No consent, approval, or other authorization is required on the part of any person, governmental authority or other entity in connection with the execution, delivery and performance of this Agreement by the Buyer.

   (c)     Litigation. There is no action, suit, mediation, arbitration, claim, charge, grievance, complaint, proceeding, inquiry or investigation pending or, to the knowledge of Buyer, threatened against or affecting Buyer or any of its properties or assets in or before any court or other governmental authority or before any mediator or arbitrator.

   (d)    No Undisclosed Liabilities. Buyer does not have any undisclosed liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with United States generally accepted accounting principles applied on a consistent basis, except for liabilities or obligations (i) disclosed in Buyer’s financial statements, (ii) incurred in the ordinary course of business and consistent with past practices since the date of the latest Buyer balance sheet and (iii) that are not material in the aggregate to Buyer. Buyer has filed its financial statements with the Securities and Exchange Commission (“SEC”) pursuant to Section 13(d) or 15(d) of the Securities Exchange Act of 1934, as amended.

  (e)    Bankruptcy Matters. Buyer is not subject to any voluntary case under title 11 of the United States Code or any other bankruptcy, insolvency or similar law of any state, federal, foreign or other jurisdiction, nor has any Person commenced an involuntary case against or involving the Buyer under title 11 of the United States Code or any other bankruptcy, insolvency any similar law of any state, federal, foreign or other jurisdiction.

       (f)    Investment Company. Buyer is not, and is not an Affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

         (g)    Fully Reporting Status. Buyer has complied with all requirements of Rule 144(i)(2), including but not limited to the filing more than 12 months ago of current “Form 10 information” with the SEC, so that Rule 144 is currently available to holders of the Buyer’s Common Stock.

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(h)    Buyer is not using the Stock of CTR or any of the assets of CTR to obtain the funds or to fund any portion of the funds payable to Seller.

 (i)     Buyer has conducted extensive due diligence on CTR, including but not limited to, the information provided by Seller in the attached Exhibit A and Exhibit B.

  (j)    Buyer has the technology, capital and expertise to execute on its business plan and proforma that Buyer anticipates will generate the funds necessary to pay the full purchase price and all accrued interest.

2.1         Representations and Warranties of Seller. Seller represents and warrants and agrees to Buyer, as follows:

     (a)    Organization of the Seller. Seller is Infinity Web Systems, Inc. 401(k) Profit Sharing Plan and is duly organized, validly existing, and in good standing under IRS Code Section 401 as affirmed in the letter of Retirement Systems of California, Inc. in the form of Exhibit E attached hereto.

    (b)    Authorization of Transaction. Seller, through its Trustees, has full capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. Seller does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms and conditions.

    (c)    Noncontravention. To Seller’s knowledge, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will in any material respect (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller or is subject or any provision of its Infinity Web Systems, Inc. 401(k) Profit Sharing Plan agreement or organization documents, as applicable or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller or is a party or by which any of Seller's assets is subject, other than the disclosed loan with First State Bank of Rice.

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   (d)   CTR’s Capitalization. CTR has authorized one hundred thousand (100,000) shares of common stock, par value ten dollars ($10.00), of which one hundred thousand (100,000) shares are validly issued and outstanding, and constitute the CTR Shares. All of the CTR Shares have been duly authorized, are validly issued, fully paid and non-assessable, and are owned of record beneficially by Seller, free and clear of all encumbrances. Upon consummation of the transactions contemplated herein, Buyer shall own all of the CTR Shares free and clear of all encumbrances except for the liens created by this document and transaction.

(i)    All of the CTR Shares were issued in compliance with applicable laws. None of the CTR Shares were issued in violation of any agreement, arrangement or commitment to which Seller is a party or is subject to or in violation of any preemptive or similar rights of any person.

(ii)    There are no outstanding or authorized options, warrants, convertible securities, or other rights, agreements or commitments of any character relating to the capital stock of CTR or obligating Seller to issue or sell any shares of capital stock of, or any other interests in CTR. CTR does not have outstanding or authorized any stock appreciation, phantom stock, profit participation or similar rights. There are no voting trusts, stockholder agreements, proxies, or other agreements or understandings in effect with respect to the voting or transfer of any of the CTR Shares.

    (e)   Financial Statements of CTR. To Seller’s knowledge, complete copies of CTR’s unaudited financial statements of the twelve (12) months ending December 31, 2014 (the “Unaudited Financial Statements”), as well as the profit and loss statements for the twelve (12) months ended December 31, 2014 (“2014 Profit and Loss Statement”), have been delivered to Buyer as part of Exhibit A.

   (f)    No Material Adverse Change. To Seller’s knowledge and in reliance upon the affidavit of the CTR officer in Exhibit F attached hereto, since December 31, 2014, there has not been any material adverse change in the business, condition, financial or otherwise, or results of operation of CTR taken as a whole.

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  (g)  Undisclosed Liabilities. To Seller’s knowledge and in reliance upon the affidavit of the CTR officer in Exhibit F, Seller has disclosed all the liabilities associated with CTR to Buyer and CTR has no liabilities, obligations or commitments of any nature whatsoever, asserted, known or unknown, absolute or contingent, accrued, or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a) those which are adequately reflected in Exhibit A. There are no pending questions relating to, nor claims asserted for, Taxes or assessments upon CTR nor has CTR been requested to give any waivers extending the statutory period of limitation applicable to any federal, state or local income tax return for any period. The Seller has previously disclosed that a commission will be paid to Dirk Crawford, that is the full payment due by the Seller under his employment agreement, of $140,000.00, which will be paid by the Seller from the funds received at Closing.

  (h)   Legal Proceedings; Governmental Orders. To Seller’s knowledge and in reliance upon the affidavit of the CTR officer in Exhibit F, there is no claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise whether at Law or in equity (“Actions”) are pending or, to Seller’s knowledge, threatened or accrued (i) against or by CTR affecting any of its properties or assets or (ii) against or by CTR that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

 (i)    Permit Compliance. To Seller’s knowledge and in reliance upon the affidavit of the CTR officer in Exhibit F, CTR has complied, and is now complying with all laws, environmental or otherwise, applicable to it or its business, properties or assets. All permits, licenses, franchises, approvals, authorizations, registrations, certifications, variances and similar rights obtained, or required to be obtained from Ellis County, the City of Ennis, the State of Texas, the United States of America, or any other agency that has jurisdiction (collectively, the “Jurisdictions”) required for CTR to conduct its business have been obtained by CTR (collectively, the “Permits”), and are valid and in full force and effect. All fees and charges with respect to such Permits as of the Closing have been paid in full, and none of the Permits have an eminent expiration. All Permits are held by and duly authorized and issued to CTR.

  (j)   Taxes. To Seller’s knowledge and in reliance upon the affidavit of the CTR officer in Exhibit F, CTR has properly, accurately and timely filed all material federal, state and local information and tax returns required to be filed by CTR and to Seller’s knowledge has paid or made provisions for the payment of all material taxes and other charges that have incurred or are due prior to closing.

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   (k)    Environmental Matters. To Seller’s knowledge and in reliance upon the affidavit of the CTR officer in Exhibit F, CTR is currently, and has been, in compliance with all environmental federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, order, directive, executive or administrative order, judgment, decree, injunction, requirement, or agreement with any governmental entity relating to the protection, preservation or restoration of the environment (which includes, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, structures, soil, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, or relating to the exposure to or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials, in each case as amended and as now or hereafter in effect. To Seller’s knowledge, CTR has not received, either written or oral, any complaints, environmental or otherwise, from individual citizens, businesses, representatives, or regulators within the Jurisdictions. To Seller’s knowledge, based on the Phase One completed in December, 2011 no real property currently or formerly owned, operated or leased by CTR is listed on, or has been proposed for listing on, the Environmental Protection Agency’s Comprehensive Environmental Response, Compensation and Liability Information System. The Buyer is relying on the Phase One as issued on April 2, 2015.

   (l)    Assets and Real Property of CTR. CTR has good and marketable title to the property and all of the assets listed in the documents in Exhibit B attached to this Agreement except as previously disclosed. The property and assets are free and clear of any mortgages, liens, pledges, charges, encumbrances, equities, claims, covenants, conditions or restrictions except as shown on the financial records of CTR inspected by Buyer or disclosed herein and specifically including any and all liens held by the First State Bank of Rice

  (m)    CTR Affiliates. CTR has no affiliates.

Article III.

INDEMNIFICATION

3.0    Indemnification by Buyer. Buyer shall defend, indemnify and hold Seller and its Trustees (collectively, the “Seller’s Indemnified Parties”), harmless from any and all Third Party Claims, as defined in Section 3.2, Actions, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys’ fees and expenses of investigation and defense (hereinafter individually, a “Loss” and collectively, “Losses”) resulting from (a) any material breach or material inaccuracy of a representation or warranty of Buyer contained in this Agreement, the Promissory Note, or the Security Documents; (b) any failure by Buyer to perform or comply with any covenant applicable to it contained in this Agreement; or (c) any action initiated that is in any way related to the Buyer’s ownership or operation of CTR after the Closing. Buyer’s indemnification obligations shall terminate upon the date of Buyer’s payment in full of the Total Purchase Price. Buyer’s liability under this indemnification provision shall be specifically limited to the amount Buyer has paid to the Seller under this

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Agreement as of the time the indemnification claim arose (“Buyer’s Liability Limit”). To the extent Seller may have insurance coverage for the claim, Seller will use its best efforts to seek to recover insurance proceeds. If Seller receives notice from its insurer that the claim is denied, Seller will proceed to exhaust the insurer’s appeals process. If, at the conclusion of the appeals process, the claim is still denied the Seller will have no further obligation to seek to recover insurance proceeds. If the claim is accepted, whether initially or on appeal, the amount of the insurance proceeds determined to be due will then be applied toward the claim. Any difference between the amount of the claim and any insurance proceeds determined to be due applied toward the claim shall be paid by Buyer, as limited to the aforementioned Buyer’s Liability Limit.

3.1    Indemnification of Seller. Seller shall defend, indemnify and hold Buyer and its officers, directors, and affiliates (collectively, the “Buyer’s Indemnified Parties”) harmless from any and all Third Party Claims and Losses resulting from (a) any material breach or material inaccuracy of a representation or warranty of Seller contained in this Agreement, the documents identified in Exhibit A or Exhibit B; or (b) any failure by Seller to perform or comply with any covenant applicable to it contained in this Agreement. Seller’s liability under this indemnification provision shall be specifically limited to the amount that Buyer has paid to the Seller under this Agreement as of the time the claim arose (“Seller’s Liability Limit”). To the extent Buyer may have insurance coverage for the claim, Buyer will use its best efforts to seek to recover insurance proceeds. If Buyer receives notice from its insurer that the claim is denied, Buyer will proceed to exhaust the insurer’s appeals process. If, at the conclusion of the appeals process, the claim is still denied the Buyer will have no further obligation to seek to recover insurance proceeds. If the claim is accepted, whether initially or on appeal, the amount of the insurance proceeds determined to be due will then be applied toward the claim. Any difference between the amount of the claim and any insurance proceeds determined to be due applied toward the claim shall be paid by Seller, as limited to the aforementioned Seller’s Liability Limit. Seller’s indemnification obligation shall terminate upon the earlier of either (i) the date two (2) years from Closing; or (ii) the date of Buyer’s payment in full of the Total Purchase Price.

3.2    Claim Processing.

(a) Promptly after the receipt of notice of the assertion, commencement or proposed commencement of any action by an unaffiliated third party (such action, a “Third Party Claim”) by any person entitled to indemnification pursuant to this Article 3 (the “Indemnified Party”), such Indemnified Party shall, if a claim with respect thereto is to be made against any party or parties obligated to provide indemnification pursuant to this Section 3 (the “Indemnifying Party”), give such Indemnifying Party written notice of such Third Party Claim in reasonable detail in light of the circumstances then known to such Indemnified Party; provided, that the failure of the Indemnified Party to provide such notice shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that such failure to give notice shall materially prejudice any defense or claim available to the Indemnifying Party.

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(b)   A Third Party Claim cannot be brought by an affiliate to either Party, including shareholders of either Party.

(c)   The Indemnifying Party shall be entitled to assume the defense of any Third Party Claim with counsel reasonably satisfactory to the Indemnified Party, at the Indemnifying Party’s sole expense; provided that the Indemnifying Party shall not be entitled to assume or continue control of the defense of any Third Party Claim if (i) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation, (ii) the Third Party Claim seeks an injunction or equitable relief against any Indemnified Party, or (iii) the Indemnifying Party has failed to defend or is failing to defend in good faith the Third Party Claim.

(d)   If the Indemnifying Party assumes the defense of any Third Party Claim, (i) it shall not settle the Third Party Claim without the consent of the Indemnified Party unless the settlement shall include (A) no admission of liability on the part of any Indemnified Party and (B) an unconditional release of each Indemnified Party, reasonably satisfactory to the Indemnified Party, from all liability with respect to such Third Party Claim; (ii) subject to the limitations set forth herein, it shall indemnify and hold the Indemnified Party harmless from and against any and all Losses caused by or arising out of any settlement or judgment of such claim and may not claim that it does not have an indemnification obligation with respect thereto; and (iii) the Indemnified Party shall have the right (but not the obligation) to participate in the defense of such Third Party Claim and to employ, at its own expense, counsel separate from counsel employed by the Indemnifying Party; provided, that the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party if the Indemnifying Party and the Indemnified Party are both named parties to the proceedings and the Indemnified Party shall have received an opinion of counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; and provided further, that the Indemnifying Party shall not be responsible for the fees and expenses of more than one separate law firm.

(e)  The Indemnified Party shall not settle any Third Party Claim if the Indemnifying Party shall have any obligation as a result of such settlement (whether monetary or otherwise) unless such settlement is consented to in writing by the Indemnifying Party, such consent not to be unreasonably withheld or delayed.

   (f)   Any offset for payments of a Third Party Claim or the defense of a Third Party Claim by an Indemnified Party shall be agreed upon by both Parties or determined by the arbitrators in the Dispute Resolution process described in Section 5.2.

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          (g)    If a Third Party Claim is made under Section 3.1 and Buyer has a reasonable good faith belief the claim is valid and any award or settlement will exceed ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) then the Buyer may, in its sole discretion, rescind this Agreement as follows: (i) Buyer shall return the CTR Shares to Seller, (ii) Seller shall return all amounts paid by Buyer under this Agreement and the Promissory Note; and (iii) Buyer shall, if applicable, return the CTR property to its original condition in accordance with Section 1.9(b). The rights afforded in this section are an exclusive remedy and subject to the dispute resolution process described in Section 5.2.

Article IV.

CONFIDENTIALITY AND PUBLICITY

  4.0     Protection of Confidential Information. Each Party to this Agreement acknowledges that it will have access to proprietary or confidential information (“Confidential Information”) of the other Party, including, but not limited to, trade secrets and proprietary information included in the terms of this Agreement. Each Party will protect the Confidential Information of the other Party in the same manner in which it protects its own Confidential Information (but in any event will use no less than reasonable care), except as may be specifically permitted hereunder.

  4.1       Exceptions to Confidential Treatment. The obligations of confidentiality and non-use specified above will not apply to any information of one Party which:

(a) was known by the other Party prior to the execution of this Agreement and not obtained or derived, directly or indirectly, from such Party or its affiliates, or if so obtained or derived, was lawfully obtained or derived and is not held subject to any confidentiality or non-use obligations;

(b) is or becomes public or available to the general public otherwise than through any act or default of the other Party; provided that no trade secret or other item of Confidential Information shall be considered to be public or available to the general public unless it becomes generally and publicly known to persons having no obligation of confidentiality to the Parties, and provided further that only such portion of a trade secret or other item of Confidential Information that is so generally known shall be considered to be public or available to the general public;

(c) is obtained or derived prior or subsequent to the date of this Agreement from a third Party which is lawfully in possession of such information and does not hold such information subject to any confidentiality or non-use obligations;

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(d) is independently developed by such Party without use of the other Party’s Confidential Information, as so established by reasonable evidence presented by such developing Party; or

(e) is required to be disclosed by one of the Parties pursuant to applicable law or under a government or court order or to comply with the rules of the Securities and Exchange Commission or any stock exchange, including NASDAQ or OTC Markets.

   4.2    Breach of Confidentiality Obligations. Each Party to this Agreement acknowledges and agrees that, in the event of a breach or threatened breach of this Article IV, the other Party will have no adequate remedy in money or damages and, accordingly, shall be entitled to seek preliminary, permanent and other injunctive relief without having to post bond or prove irreparable injury.

   4.3    Publicity. Each Party to this Agreement agrees that it will not issue any press release or make any other public announcement regarding the execution or the terms of this Agreement, or regarding any relationship or transaction between the Parties hereto, without the prior consent of the other Party, which will not be unreasonably withheld. Notwithstanding the foregoing, this Section 4.3 shall not prevent Buyer from complying with its reporting obligations under the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder, provided that Buyer shall give Seller a reasonable opportunity to review and comment on any report that Buyer intends to file thereunder to the extent such report refers to this Agreement or to Seller or to any relationship or transaction between the Parties hereto.

Article V.

GENERAL

   5.0    Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated herein shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

   5.1   Notices. All notices, requests, demands, claims and other communications under or relating to this Agreement shall be in writing and shall be delivered personally by hand delivery or national postal service, certified, return receipt requested, postage prepaid, Federal Express or other internationally-recognized receipted overnight courier service, or sent by a confirmed (confirmation report printed) facsimile transmission or via email with follow up copy sent by any of the aforesaid means (failure to send follow up copy by other means shall be deemed failed delivery of notice), to the intended Party at the address set forth below (unless notification of a change of address is given in writing). Notice shall be deemed delivered upon the date of personal delivery or facsimile transmission or email transmission or the date of delivery as indicated by Federal Express or other internationally-recognized receipted overnight courier service, or the date indicated on the return receipt from the national postal service.

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If to Buyer:	Freestone Resources, Inc.
325 North St. Paul St.
Suite 1350
Dallas, Texas 75201
Attention: Clayton Carter
Fax: 214.880.4874
Email: ccarter@freestoneresourcesinc.com

If to Seller	Charles R. Cronin, Jr., Trustee
Infinity Web Systems, Inc. Plan
1912 Maya Pradera Lane
Moorpark, CA 93021
Fax: 800-220-1667
Email: cronin879@gmail.com

Lindsey Vinson
3712 W. Biddison St.
Fort Worth, TX 76109
Fax: 817-238-3044
Email: lindseypvinson@gmail.com

   5.2    Dispute Resolution. In the event of any claim, conflict, controversy, disagreement or dispute between the Parties arising out of, or related in any way to, this Agreement (“Dispute”), and prior to serving notice of any material breach, the Parties are required first to attempt resolution of such Dispute in accordance with the escalation procedures set forth in this Section 5.2.

(a)   Direct Negotiation. The Parties shall attempt in good faith to resolve within thirty (30) days any Dispute not resolved in the regular course of business by informal negotiations between executives of the Parties having direct responsibility within their respective organizations for the administration of this Agreement upon written notice by one Party to the other requesting such negotiation. All offers, promises, conduct and statements, whether oral or written, made in the course of the negotiations by any of the Parties, their agents, employees, experts and attorneys are confidential, privileged and inadmissible for any purpose, including impeachment, in any proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation.

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(b)   Mediation. (i) If the Parties are unable to resolve a Dispute in the manner provided in Section 5.2 (b), the Parties shall initiate mediation. The Parties shall attempt to reach agreement on a mediator within fifteen (15) days after the expiration of the Initial Negotiation Period. If the Parties do not reach agreement on a mediator within that period, either Party may request that the American Arbitration Association (“AAA”) appoint a mediator as provided in its mediation rules. The Parties shall cooperate with AAA and with one another in selecting a mediator from AAA’s panel of neutral third Parties and in promptly scheduling the mediation proceedings. The Parties covenant that they will participate in the mediation in good faith and that they will share equally in its costs. All offers, promises, conduct and statements, whether oral or written, made in the course of the mediation by any of the Parties, their agents, employees, experts and attorneys and by the mediator or any AAA employees are confidential, privileged and inadmissible for any purpose, including impeachment, in any proceeding involving the Parties, provided that evidence that is otherwise admissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. The Parties agree to engage in at least one “cooling off period” of twenty-four (24) hours between mediation sessions prior to ending the mediation process. If the Dispute is not resolved within thirty (30) days from the date of the submission of the Dispute to mediation (or such later date as the Parties may mutually agree in writing), either Party may submit the dispute to Arbitration as provided for in subsection (d) below by providing to the other Party a written request for arbitration as contemplated by paragraph (d)(2) below and the Rules.

(c)   Arbitration. Any Dispute that is not resolved via mediation as set forth in subsection (b) above shall be exclusively and definitively resolved through final and binding arbitration, it being the intention of the Parties that this is a broad form arbitration agreement designed to encompass all possible disputes.

(i) Rules. The arbitration shall be conducted in accordance with the commercial arbitration rules (as then in effect) of the AAA (the “Rules”).

(ii) Number of Arbitrators. The arbitration shall be conducted by three (3) arbitrators, unless both Parties to the dispute agree to a sole arbitrator within thirty (30) calendar days after the filing of the arbitration. For greater certainty, for purposes of this section, the filing of the arbitration means the date on which the claimant’s written request for arbitration is received by the other Parties to the dispute.

(iii) Method of Appointment of the Arbitrators.

(1) If the arbitration is to be conducted by a sole arbitrator, then the arbitrator will be jointly selected by the Parties. If the Parties fail to agree on the arbitrator within thirty (30) calendar days after the filing of the arbitration, or fail to agree to extend this deadline, then the AAA shall appoint the arbitrator.

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(2) If the arbitration is to be conducted by three arbitrators, each Party shall appoint one arbitrator from a list of AAA-approved arbitrators within thirty (30) calendar days of the filing of the arbitration, and the two arbitrators so appointed shall select the presiding arbitrator within thirty (30) calendar days after the latter of the two arbitrators has been appointed by the Parties. If a Party fails to appoint its Party-appointed arbitrator or if the two Party-appointed arbitrators cannot reach an agreement on the presiding arbitrator within the applicable time period, then the AAA shall appoint the remainder of the three arbitrators not yet appointed.

(iv) Place of Arbitration. Unless otherwise agreed by the Parties, the place of arbitration shall be Dallas, Texas.

(v) Governing Law. The arbitration will be conducted pursuant to the procedural and substantive laws of the State of Texas.

(vi) Language. The arbitration proceedings shall be conducted in the English language and the arbitrator(s) shall be fluent in the English language.

(vii) Entry of Judgment. The award of the arbitral tribunal shall be final and binding. Judgment on the award of the arbitral tribunal maybe entered and enforced by any court of competent jurisdiction.

(viii) Notice. All notices required for any arbitration proceeding shall be deemed properly given if sent in accordance with Section 5.1.

(ix) Qualifications and Conduct of the Arbitrators. All arbitrators shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the Parties concerning the arbitration or the underlying dispute other than communications directly concerning the selection of the presiding arbitrator, where applicable.

(x) Interim Measures. Either Party may apply to a court for interim measures (i) prior to the constitution of the arbitral tribunal (and thereafter as necessary to enforce the arbitral tribunal’s rulings) or (ii) in the absence of the jurisdiction of the arbitral tribunal to rule on interim measures in a given jurisdiction. The Parties agree that seeking and obtaining such interim measures shall not waive the right to arbitration. The arbitrators (or in an emergency the presiding arbitrator acting alone in the event one or more of the other arbitrators is unable to be involved in a timely fashion) may grant interim measures including injunctions, attachments and conservation orders in appropriate circumstances, which measures may be immediately enforced by court order. Hearings on requests for interim measures may be held in person, by telephone, by video conference or by other means that permit the Parties to present evidence and arguments.

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(xi) Costs and Attorneys’ Fees. The arbitral tribunal is authorized to award costs and attorneys’ fees and to allocate them between the Parties. The costs of the arbitration proceedings, including attorneys’ fees, shall be borne in the manner determined by the arbitral tribunal.

(xii) Interest. The award shall include interest, as determined by the arbitral tribunal, from the date of any default or other breach of this Agreement until the arbitral award is paid in full. Interest shall be awarded at a rate equal to the most recently available consensus prime rate as published in The Wall Street Journal plus two percent (2%), not to exceed the highest rate allowed by law.

(xiii) Currency of Award. The arbitral award shall be made and payable in United States dollars, free of any tax or other deduction.

(xiv) Exemplary Damages. The Parties waive their rights to claim or recover, and the arbitral tribunal shall not award, any punitive, multiple, or other exemplary damages (whether statutory or common law), except to the extent such damages have been awarded to a third Party and are subject to allocation between or among the Parties to the dispute.

(xv) Waiver of Challenge to Decision or Award. To the extent permitted by law, any right to appeal or challenge any arbitral decision or award, or to oppose enforcement of any such decision or award before a court or any governmental authority, is hereby waived by the Parties, except with respect to the limited grounds for modification or non-enforcement provided by any applicable arbitration statute or treaty.

(xvi) Confidentiality. All negotiations, mediation, and arbitration relating to a Dispute (including a settlement resulting from negotiation or mediation, an arbitral award, documents exchanged or produced during a mediation or arbitration proceeding, and memorials, briefs or other documents prepared for the arbitration) are confidential and may not be disclosed by the Parties, their employees, officers, directors, affiliates, counsel, consultants, and expert witnesses, except to the extent necessary to enforce this section or any arbitration award, to enforce other rights of a Party, or as required by law; provided, however, that breach of this confidentiality provision shall not void any settlement or award.

5.3    Assignment. This Agreement and the other agreements entered into by the Parties in connection herewith will be binding on the Parties hereto and their respective heirs, estates, guardians, executors, administrators, successors and assigns; provided, however, other than the Parties and their respective heirs, estates, guardians, executors, administrators, successors and assigns, nothing in this Agreement express or implied, is intended to confer upon any other Person any rights, remedies, obligations or liabilities of any nature whatsoever under or by reason of this Agreement. This Agreement may only be assigned with the approval and consent of Seller. Seller agrees not to withhold such consent if: (i) the assignee is Dynamis Energy, LLC, an Idaho limited liability company (“Dynamis”), or an affiliate of the Buyer jointly owned by Dynamis, (ii) such assignee agrees in writing to assume the obligations of this Agreement and the Closing Documents; and (iii) the assignee provides suitable guarantees of the Buyer's obligations of this Agreement and the Closing Documents to the reasonable satisfaction of the Seller.

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5.4    Independent Parties. The Parties shall at all times be independent Parties. Neither Party is an employee, joint venture, agent or partner of the other; neither Party is authorized to assume or create any obligations or liabilities, express or implied, on behalf of or in the name of the other.

5.5    Survival. The Agreement in its entirety will survive the Closing until the final payment made under the Payment Schedule in Article 1 and Exhibit C.

5.6    Severability. If any term of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then (a) such provision will be interpreted, construed or reformed to the extent reasonably required to render the same valid, enforceable and consistent with the original intent underlying such provision; (b) such provision will remain in effect to the extent it is not invalid or unenforceable; and (c) the remainder of this Agreement shall remain in full force and effect and shall in no way be invalidated.

5.7    Waiver. A delay or failure in enforcing any right or remedy afforded hereunder or by law shall not prejudice or operate to waive that right or remedy or any other right or remedy for a future breach of this Agreement, whether of a like or different character.

5.8    Governing Law. This Agreement, including any Exhibits attached hereto, shall be construed in accordance with the substantive and procedural laws of the United States and the State of Texas applicable to agreements executed and wholly performed therein, without regard to rules or principles of conflict of laws that might require the application of the laws of any other jurisdiction.

5.9    Entire Agreement. This Agreement, including any Exhibits attached hereto, sets forth the entire agreement between the Parties and supersedes all contracts, proposals or agreements, whether oral or in writing, and all negotiations, discussions and conversations, between the Parties with respect to the subject matter contained in this Agreement. Any policies, agreements or understandings made between the Parties relating to the subject matter of this Agreement and not explicitly set forth in this Agreement are void and unenforceable. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party hereto.

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5.10   Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original hereof but all of which together shall constitute one agreement. It is the express intent of the Parties to be bound by the exchange of signatures on this Agreement via electronic transmissions or original signatures.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, each of the Parties hereto, intending to be legally bound, has executed this Agreement as of the date first set forth above.

Buyer:

Freestone Resources, Inc.

By: __/s/ Clayton Carter____________

Clayton Carter, President and CEO

Seller:

Infinity Web Systems, Inc. 401K Profit Sharing Plan

By: _/s/ Charles R. Conin, Jr.________

Charles R. Cronin, Jr., as Trustee

By: _/s/ Sheryl L. Cronin____________

Sheryl L. Cronin, as Trustee

21 of 21

EXHIBIT A

INDEPENDENT ACCOUNTANT’S COMPILATION REPORT

March 16, 2015

To the Board of Directors of

C. C. Crawford Retreading Co., Inc.

Ennis, TX

We have compiled the accompanying statement of assets, liabilities, and stockholder's equity-income tax basis of C. C. Crawford Retreading Co., Inc. (a corporation) as of December 31, 2014 and the related statement of revenues and expenses-income tax basis for the twelve months then ended. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or provide any assurance about whether the financial statements are in accordance with the income tax basis of accounting.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the income tax basis of accounting and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the financial statements.

Our responsibility is to conduct the compilation in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The objective of a compilation is to assist management in presenting financial information in the form of financial statements without undertaking to obtain or provide any assurance that there are no material modifications that should be made to the financial statements.

Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared in accordance with the income tax basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the corporation's assets, liabilities, equity, revenues, and expenses. Accordingly, the financial statements are not designed for those who are not informed about such matters.

Yeldell, Wilson & Co., P.C.

Certified Public Accountants

C.C. Crawford Retreading Co. Inc.

STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY – INCOME TAX BASIS

As of December 31, 2014

ASSETS

CURRENT ASSETS
First State Bank Operating	$ 32,076.63
First State Bank Payroll	3,066.74
Petty Cash	600.00
Accounts Receivable – Trade	99,927.00
Employee Advances	1,902.34
Inventory- Chunk Crum Rubber	44,874.44
Inventory- Peel Crum Rubber	13,157.58
Regular Inventory	74,900.00
Total Current Assets	270,504.73

PROPERTY AND EQUIPMENT
Land	104,611.45
Building	75,494.69
New Building Construction	421,051.00
Tools and Equipment	488,853.38
Automotive Equipment	258,575.44
Building	75,892.06
Leasehold Improvements	27,316.00
Less: Accumulated Depreciation	(905,625.76)
Net Property and Equipment	546,168.26

OTHER ASSETS
Deposits	80.00
Acquisition Cost	41,951.66
Financing	103,836.41
Loan Fees	4,003.75
Financing 2013	28,343.67
Less: Accumulated Amortization	(70,855.00)
Total Other Assets	107,360.49

TOTAL ASSETS	$ 924,033.48

C.C. Crawford Retreading Co. Inc.

STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY – INCOME TAX BASIS

As of December 31, 2014

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts Payable	45,224.49
Payroll Taxes Payable	110.24
Sales Tax Payable	2,610.09
Notes Payable-Current Portion	49,957.64
Total Current Liabilities	97,900.46

LONG-TERM LIABILITIES
Notes Payable – 2011 Dodge Ram	11,214.11
Notes Payable FSB	155,608.70
Notes – Current Portion	(49,957.64)
Total Long-Term Liabilities	116,865.17

Total Liabilities	214,765.63

STOCKHOLDERS’ EQUITY
Capital Stock	10,000.00
Additional Paid in Capital	432,184.02
Net Income	(39,082.06)
Retained Earnings	306,165.89
Total Stockholders’ Equity	709,267.85

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$ 924,033.48

C.C. Crawford Retreading Co. Inc.

STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY – INCOME TAX BASIS

As of December 31, 2014

For the One Month and Twelve Months

Ended December 31, 2014

	Current	%	Year to Date	%
Revenue
Used Tire Sales	$ 8,100.00	10.59	$ 312,284.26	24.99
Repair Sales	26,031.50	34.04	438,959.40	35.13
Tire Disposal Sales	38,888.25	50.85	441,122.75	35.30
Scrap Recovery Sales	3,450.00	4.51	55,545.00	4.45
Crum Sales	0.00	0.00	1,608.26	0.13
Total Revenue	76,469.75	100.00	1,249,519.67	100.00

Cost Products: Shop
Tire Purchase	1,600.00	2.09	20,525.70	1.64
Repair Materials	901.16	1.18	34,772.81	2.78
Inventory Changes	(1,750.00)	(2.29)	18,953.10	1.52
Total Cost Products: Shop	751.16	0.98	74,251.61	5.94

Shop Cost
Shop Salaries and Commissions	7,591.88	9.93	97,629.13	7.81
Shop Fuel and Oil	(16.50)	(0.02)	504.27	0.04
Shop Miscellaneous Expense	832.21	1.09	14,946.93	1.20
Shop Uniforms and Towels	278.29	0.36	2,851.28	0.23
Shop Employee Insurance	231.59	0.30	2,742.15	0.22
Total Shop Cost	8,917.47	11.66	118,673.76	9.50

Disposal Cost
Disposal Salaries and Comm.	11,805.21	15.44	114,751.73	9.18
Disposal Fuel and Oil	785.50	1.03	10,831.47	0.87
Disposal Waste Service	2,696.10	3.53	9,825.88	0.79
Disposal Miscellaneous Expense	1,243.35	1.63	9,307.48	0.74
Disposal Uniforms and Towels	19.20	0.03	172.60	0.01
Disposal Employee Insurance	233.43	0.31	2,604.33	0.21
Total Disposal Cost	16,782.79	21.95	147,493.49	11.80

Crum Rubber Cost

Sales Cost
Sales Salaries and Commission	12,507.08	16.36	156,323.44	12.51
Sales Fuel and Oil	632.99	0.83	11,833.40	0.95
Sales Car Allowance and Repair	0.00	0.00	1,570.63	0.13
Sales Travel and Expense	52.30	0.07	1,765.15	0.14
Sales Entertainment	329.58	0.43	2,634.93	0.21
Sales Miscellaneous Expense	403.95	0.53	13,105.36	1.05
Sales Employee Insurance	2,015.26	2.64	25,730.60	2.06
Total Sales Cost	15,941.16	20.85	212,963.51	17.04

C.C. Crawford Retreading Co. Inc.

STATEMENT OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY – INCOME TAX BASIS

As of December 31, 2014

For the One Month and Twelve Months

Ended December 31, 2014

Driver and Truck Cost
Truck Salaries and Commission	5,503.40	7.20	108,034.97	8.65
Truck Fuel and Oil	5,105.55	6.68	91,935.75	7.36
Truck Travel and Expense	0.00	0.00	2,757.17	0.22
Truck Miscellaneous Expense	4,562.39	5.97	61,361.34	4.91
Drivers Uniforms	30.00	0.04	186.00	0.01
Drivers Employee Insurance	1,272.72	1.66	18,413.55	1.47
Total Driver and Truck Cost	16,474.06	21.54	282,688.78	22.62

Office Cost
Office Salaries and Commission	5,627.93	7.36	71,945.18	5.76
Office Miscellaneous Expense	1,529.23	2.00	4,285.71	0.34
Office Employee Insurance	2,074.22	2.71	27,959.33	2.24
Total Office Cost	9,231.38	12.07	104,109.22	8.34

Administrative Cost
Utilities	2,039.87	2.67	36,166.74	2.89
Telephone	309.92	0.41	4,048.77	0.32
Waste Handling	170.02	0.22	2,044.14	0.16
Advertising	2,264.65	2.96	2,264.65	0.18
Freight and Postage	196.00	0.26	1,349.30	0.11
Discounts	(13.12)	(0.02)	(154.88)	(0.01)
Taxes and Licenses	26,333.06	34.44	33,623.30	2.69
Retirement Expense	469.54	0.61	5,759.95	0.46
Payroll Taxes	2,580.25	3.37	42,028.88	3.366
Vehicle Insurance	0.00	0.00	6,767.59	0.54
Property and Liabilities Insurance	2,200.25	2.88	53,789.45	4.30
Bad Debt Expense	0.00	0.00	248.21	0.02
Dues and Subscriptions	0.00	0.00	250.00	0.02
Entertainment	4,000.00	5.23	4,000.00	0.32
Miscellaneous Expense	305.14	0.40	33,518.16	2.68
Legal and Accounting	425.00	0.56	8,613.00	0.69
Insurance- Workers’ Comp	916.00	1.20	16,684.71	1.34
Bank Charges and Fees	2.00	0.00	586.08	0.05
Penalties	0.00	0.00	511.80	0.04
Total Administrative Cost	42,198.58	55.18	252,098.85	20.18

Officer Cost
Bank Fees	0.00	0.00	311.88	0.02
Officer Insurance	0.00	0.00	1,361.40	0.11
Total Officer Cost	0.00	0.00	1,673.28	0.13

Other Income (Expense)
Miscellaneous	0.00	0.00	(304.69)	(0.02)
Total Other Income (Expense)	0.00	0.00	(304.69)	(0.02)

Income (Loss) Before
Federal Income Tax, Interest
Depreciation and Amortization	(33,826.85)	(44.24)	55,790.86	4.46

Depreciation	(13,450.12)	(17.59)	(50,147.00)	(4.01)
Amortization	(2,654.00)	(3.47)	(31,848.00)	(2.55)
Interest	(854.32)	(1.12)	(12,844.92)	(1.03)
Federal Income Tax	1,422.12	1.86	0.00	0.00

Net Income (Loss)	$ (49,363.17)	(64.55)	$ (39,082.06)	(3.13)

EXHIBIT B

EXHIBIT B

CTR DUE DILIGENCE SCHEDULE

CATEGORIES

•	Ellis County Insurance Documents 2015 renewal
•	First State Bank Loan Documentation
•	CTR Payroll
•	CTR Permits
•	CTR Corporate Documents and Contracts
•	CTR Real Estate Data
•	TCEQ Tire Manifests (2011-2015)
•	CTR Appraisals ( 2011- 2015) and 2011 Phase One
•	CTR Equipment Assets (Attached as Exhibit B-1)
•	2004 McKay contract, appraisal and Phase One

The Categories are further defined in the list of documents that is attached as Exhibit B-2

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Appraisal Retail Crawford Tire Retrea...t 2-4-14.pdf	document	5/28/2014 3:40 PM
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CTR BENEFITS Update 2006 05 24.pdf	document	6/26/2014 8:39 AM
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Exhibit B-1 Equipment Listing

Tire repair equipment including Re-Build Lodi D-98, Akron De-lugger and parts #929007TF-8, Champion Air compressor #2-ADL-4TG, Welder Ser. #LF241S60Y, CTR Chopper #1, Ingersol Ram Air CompressorM#7100, Ser. #3041090, Unlimited Resources Splitter, Unlimited Resources Wheel Crusher TC-350, Screen, Standard Green Conveyor CASRSA47, HRA-12 Ser. #DM005931, Champion Air Compressor Ser. #R70A13888, Seven Tire Stands, Big Rubber Extruder M902C Ser. #004, Boiler Williams Davis w/ water softener Ser. #9284, Paint Booth Spray System, small tools and equipment including skiving motors and drills. Office equipment including 5 desks, 5 chairs, 5 computers, 4 printers, safe, 7 file cabinets, 3 tables, 3 credenza, small refrigerator and small microwave. Transportation equipment including 2000 Freightliner P-12/3/01 VIN 1HTSCAAM4TH311723 Dump Truck, Trailer 1980 Great Dane VIN M24180, Trailer 1996 Sure Pull VIN 1J9DG3626TJ143145, Trailer 1994 Fontaine VIN 4LF2E4829R3560544, Trailer 1995 Fontaine VIN 13N248302S1566466, Trailer 2008 Stream Trailer VIN 5GVFU16228W001768 and Pick-up 2004 Dodge Ram VIN 1D7HA18N54S675817. Wiggins M #6000, 1989 Manitou M#T1002TC-D Ser. #LT10020145, IR Forklift M RT-706G Ser. # 151135 SHG, and Clark M CMP25 Ser. #0529-9586. Shredder and related equipment including Granutech Model 160H Roto Grind Ser. #H059801, Abco Conveyor SB-200 Ser. #200-43, and Rice/Lake electric scale #4x4 HPLD-5K Ser. #CA2

EXHIBIT C

EXHIBIT C to SPA (Loan Schedule v.CC June 23)

PmtNo.	Payment Date		Beginning Balance	Scheduled Payment	Extra Payment	Total Payment	Principal	Interest	Ending Balance
1	7	/23/2015	$1,020,000.00	$—	$—	$—	$(10,200.00)	$—	$1,030,200.00
2	8	/23/2015	$1,030,200.00	$—	$—	$—	$(10,200.00)	$—	$1,040,400.00
3	9	/23/2015	$1,040,400.00	$—	$—	$—	$(10,200.00)	$—	$1,050,600.00
4	10	/23/2015	$1,050,600.00	$—	$—	$—	$(10,200.00)	$—	$1,060,800.00
5	11	/23/2015	$1,060,800.00	$—	$—	$—	$(10,200.00)	$—	$1,071,000.00
6	12	/23/2015	$1,071,000.00	$—	$—	$—	$(10,200.00)	$—	$1,081,200.00
7	1	/23/2016	$1,081,200.00	$—	$—	$—	$(10,200.00)	$—	$1,091,400.00
8	2	/23/2016	$1,091,400.00	$—	$—	$—	$(10,200.00)	$—	$1,101,600.00
9	3	/23/2016	$1,101,600.00	$—	$—	$—	$(10,200.00)	$—	$1,111,800.00
10	4	/23/2016	$1,111,800.00	$—	$—	$—	$(10,200.00)	$—	$1,122,000.00
11	5	/23/2016	$1,122,000.00	$—	$—	$—	$(10,200.00)	$—	$1,132,200.00
12	6	/23/2016	$1,132,200.00	$—	$122,400.00	$122,400.00	$(10,200.00)	$—	$1,020,000.00
13	7	/23/2016	$1,020,000.00	$34,991.29	$—	$34,991.29	$27,167.29	$10,224.00	$995,232.71
14	8	/23/2016	$995,232.71	$34,991.29	$—	$34,991.29	$25,038.96	$9,952.33	$970,193.76
15	9	/23/2016	$970,193.76	$34,991.29	$—	$34,991.29	$25,289.35	$9,701.94	$944,904.41
16	10	/23/2016	$944,904.41	$34,991.29	$—	$34,991.29	$25,542.24	$9,449.04	$919,362.17
17	11	/23/2016	$919,362.17	$34,991.29	$—	$34,991.29	$25,797.66	$9,193.62	$893,564.50
18	12	/23/2016	$893,564.50	$34,991.29	$—	$34,991.29	$26,055.64	$8,935.65	$867,508.86

EXHIBIT C to SPA (Loan Schedule v.CC June 23)

19	1	/23/2017	$867,508.86	$34,991.29	$—	$34,991.29	$26,055.64	$8,675.09	$841,192.66
20	2	/23/2017	$841,192.66	$34,991.29	$—	$34,991.29	$26,573.36	$8,411.93	$814,613.31
21	3	/23/2017	$814,613.31	$34,991.29	$—	$34,991.29	$26,845.15	$8,146.13	$787,768.15
22	4	/23/2017	$787,768.15	$34,991.29	$—	$34,991.29	$27,113.60	$7,877.68	$760,654.55
23	5	/23/2017	$760,654.55	$34,991.29	$—	$34,991.29	$27,384.74	$7,606.55	$733,269.81
24	6	/23/2017	$733,269.81	$34,991.29	$—	$34,991.29	$27,658.59	$7,332.70	$705,611.22
25	7	/23/2017	$705,611.22	$33,214.31	$—	$33,214.31	$26,158.47	$7,055.84	$679,425.98
26	8	/23/2017	$679,425.98	$33,214.31	$—	$33,214.31	$26,420.05	$6,794.26	$653,005.93
27	9	/23/2017	$653,005.93	$33,214.31	$—	$33,214.31	$26,684.25	$6,530.06	$626,321.68
28	10	/23/2017	$626,321.68	$33,214.31	$—	$33,214.31	$26,951.09	$6,263.22	$599,370.59
29	11	/23/2017	$599,370.59	$33,214.31	$—	$33,214.31	$27,220.60	$5,993.71	$572,149.98
30	12	/23/2017	$572,149.98	$33,214.31	$—	$33,214.31	$27,492.81	$5,721.50	$544,657.17
31	1	/23/2018	$544,657.17	$33,214.31	$—	$33,214.31	$27,767.74	$5,446.57	$516,889.43
32	2	/23/2018	$516,889.43	$33,214.31	$—	$33,214.31	$28,045.42	$5,168.89	$488,844.02
33	3	/23/2018	$488,844.02	$33,214.31	$—	$33,214.31	$28,325.87	$4,888.44	$460,518.15
34	4	/23/2018	$460,518.15	$33,214.31	$—	$33,214.31	$28,609.13	$4,605.18	$431,909.02
35	5	/23/2018	$431,909.02	$33,214.31	$—	$33,214.31	$28,895.22	$4,319.09	$403,013.80
36	6	/23/2018	$403,013.80	$33,214.31	$—	$33,214.31	$29,184.17	$4,030.14	$373,829.63
37	7	/23/2018	$373,829.63	$33,214.31	$—	$33,214.31	$29,476.01	$3,738.30	$344,353.62

EXHIBIT C to SPA (Loan Schedule v.CC June 23)

38	8	/23/2018	$344,353.62	$33,214.31	$—	$33,214.31	$29,770.77	$3,443.54	$314,582.84
39	9	/23/2018	$314,582.84	$33,214.31	$—	$33,214.31	$30,068.48	$3,145.83	$284,514.36
40	10	/23/2018	$284,514.36	$33,214.31	$—	$33,214.31	$30,369.17	$2,845.14	$254,145.20
41	11	/23/2018	$254,145.20	$33,214.31	$—	$33,214.31	$30,672.86	$2,541.45	$223,472.34
42	12	/23/2018	$223,472.34	$33,214.31	$—	$33,214.31	$30,979.59	$2,234.72	$192,492.75
43	1	/23/2019	$192,492.75	$33,214.31	$—	$33,214.31	$31,289.38	$1,924.93	$161,203.37
44	2	/23/2019	$161,203.37	$33,214.31	$—	$33,214.31	$31,602.28	$1,612.03	$129,601.09
45	3	/23/2019	$129,601.09	$33,214.31	$—	$33,214.31	$31,918.30	$1,296.01	$97,682.79
46	4	/23/2019	$97,682.79	$33,214.31	$—	$33,214.31	$32,237.48	$976.83	$65,445.31
47	5	/23/2019	$65,445.31	$33,214.31	$—	$33,214.31	$32,559.86	$654.45	$32,885.46
48	6	/23/2019	$32,885.46	$33,214.31	$—	$32,885.46	$32,556.60	$328.85	$—

EXHIBIT D

$1,020,000.00	June 24, 2015

SECURED PROMISSORY NOTE

Section 1.      The Principal. AS HEREINAFTER STATED, for value received, Freestone Resources, Inc., (“Maker”) promises to pay to Infinity Web Systems, Inc. 401K Profit Sharing Plan (herein called “Lender”) at 1912 Maya Pradera Lane, Moorpark, CA 93021, or any other place that the Holder of the Secured Promissory Note (“Holder”) may designate in writing, the sum of ONE MILLION TWENTY THOUSAND DOLLARS ($1,020,000) in legal and lawful money of the United States of America, or the then outstanding principal amount hereof, together with interest on any principal amounts remaining unpaid hereunder from date hereof until maturity at the rate of twelve percent (12.00%) per annum until the Secured Promissory Note (the “Note”) is paid in full.

Section 2.      Interest. Interest charges will be calculated on amounts outstanding hereunder for actual days said amounts are outstanding on the basis of a 365 day year for the actual number of days elapsed. At each payment date and at maturity date interest then payable shall be calculated from the beginning date on the unpaid amount of Note outstanding from time to time to such date at the annual rate of interest over the elapsed term of the Note, provided that (1) any interest previously paid shall be deducted from the interest then payable, and (2) the total interest plus fees and charges paid to Lender or Holder payable through such date shall not exceed the maximum amount of interest Lender or Holder lawfully may charge on this Note from the beginning date to such date. Unpaid and past due amount of Note, principal and interest, shall bear interest at THE MAXIMUM LAWFUL RATE OF INTEREST PER ANNUM.

Section 3.      Payment. This Note together with interest due therein, is payable as follows: (1) On or before June 23, 2016 one year of accrued interest of ONE HUNDRED TWENTY-TWO THOUSAND FOUR HUNDRED DOLLARS ($122,400.000) shall be due and payable and (2) thereafter, beginning on June 23, 2016, and continuing thereafter on the first (1st) day of each month, twelve regular monthly installments of principal and interest of THIRTY-FOUR THOUSAND NINE HUNDRED NINETY-ONE DOLLARS AND TWENTY-NINE CENTS ($34,991.29), followed by twenty four regular monthly installments of principal and interest of THIRTY-THREE THOUSAND TWO HUNDRED FOURTEEN DOLLARS AND THIRTY-ONE CENTS ($33,214.31) each shall be made with the total principal and all accrued interest fully paid and amortized over the remaining thirty six (36) months continuing regularly and monthly thereafter until June 23, 2019 at which time, principal and interest then remaining unpaid, shall be then due and payable; interest being calculated on the unpaid principal to the date of each installment paid and the payment made credited first to the discharge of the interest accrued and the balance to the reduction of the principal.

If the Holder has not received the full amount of any scheduled payment by the end of five (5) calendar days after the date it is due, Maker will pay a late charge (“Late Fee”) to the Holder. The amount of the Late Fee shall be five percent (5%) of Maker's overdue payment of principal and interest. Maker will pay this late charge promptly, but only once on each late payment. If the payment is not made within thirty (30) days from the date specified, Maker shall be in default. Holder and/or Lender agree(s) to notify Maker in writing no later than fifteen (15) days prior to default when a Late Fee has been incurred.

Section 4.      Prepayment. Maker reserves the right to prepay this Note in any amount at any time prior to maturity without penalty. However, at the Lender's or Holder's option, all voluntary prepayments shall be applied to future installments in inverse order of maturity.

Section 5.      Governing Law. This Note shall be governed by and construed in accordance with Texas law and applicable federal law. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by Lender or any Holder of this Note hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to Lender or any Holder of this Note in excess of the maximum lawful amount, the interest payable to Lender or any Holder of this Note shall be reduced automatically to the maximum amount permitted by applicable law. If Lender or any Holder of this Note shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Lender or any Holder of this Note shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between Maker, Lender and/or any Holder of this Note.

Section 6.      Collateral. Payment hereof is secured by one hundred percent (100%) of the common stock of C.C. Crawford Retreading Company, Inc. being purchased by Maker hereunder and including all common or preferred stock or equity instrument of any kind or manner, including but not limited to stock, warrants, options and convertible note, issued by C. C. Crawford Retreading Company, Inc. (the “CTR shares”) after the date of this Note as specified in the Stock Purchase Agreement (the “SPA”) signed on this same date. The CTR shares being purchased hereunder have been delivered to the Designated Agent under the SPA and will remain in the Agent’s possession until payment in full of the Note and notification by Lender or Holder to return the CTR shares to Maker. The Maker shall not authorize or vote its shares in favor of any action that would cause any dilution of the CTR Shares through any common or preferred stock or equity instrument of any kind or manner, including but not limited to stock, warrants, options or convertible note, to be issued by C. C. Crawford Retreading Company, Inc.

Payment hereof is secured by a Second Deed of Trust, Security Agreement and Financing Statement of even date herewith executed by the Maker hereof to Massengill Schanfish, PLLC, Trustee, a copy of which is attached hereto as Appendix A (the “Deed of Trust”), secured by the real estate described in said Deed of Trust.

The Note is further secured by Maker’s grant of a security interest, secondary to the security interest of First State Bank of Rice, in the following: Refurbished Model Ml 60H (l 50HP) Roto-Grind Shredder complete with the following design features and specifications: Infeed opening: 63"x79"; feed hopper (standard); l50HP hydraulic drive motor; 150HPelectric hydraulic power supply; 20" diameter solid steel rotor; 30 mm alloy steel wear-resistant cutters; Bolt-on cutter blade holders; 20HP hydraulic power supply for deed ram (integral to 150HP HPU); discharge screen (5/8" - 3/4"); variable ram speed control (amperage load proportional); control/MCC Panel; operations/maintenance manuals (2) and all after acquired equipment all as more fully described in the UCC-1 Financing Statement, attached Appendix B hereto which is based on Exhibit B-1 to the SPA.

Section 7. Default. The Maker shall be in default under the terms of this Note upon the occurrence of any of the following events at the option of the Holder, after the Maker’s failure to remedy within thirty (30) days of the event occurring: 1) failure to pay, within five (5) days of the due date, the principal or interest on this Note or any installment; and 2) the occurrence of, and Maker’s failure to cure, any Default Event (as defined in the SPA).

Section 8. Recourse. Failure to pay any part of principal and interest of this Note when due, or in the performance of any obligation in any instrument securing or collateral to this Note, shall authorize the Lender or any Holder of this Note to declare the whole of the same due and payable and said Lender or any Holder of this Note may proceed to enforce payment of the same and exercise any and all the rights and remedies provided by the laws of the State of Texas as well as all other rights and remedies possessed by the Lender pursuant to the terms of the SPA.

If this Note is placed in an attorney's hands for collection or collected by a suit or through a bankruptcy, or probate, or any other court, either before or after maturity, then in any of said events, the Maker agrees to pay to the Lender or any Holder of this Note the reasonable costs of collection, expenses, and attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed, and the costs of any suit and any attorneys' fees adjudged by a court in any action to enforce payment of this Note or any part of it.

Section 9. Miscellaneous. Any modification or amendment to this Note must be set forth in writing and executed by Maker and Lender and/or Holder. Each maker, surety and endorser of this note expressly waives all notices, demands for payment, presentations for payment, notice of intention to accelerate the maturity, protest and notice of protest, as to this note and as to each, every and all installments hereof.

Section 10. Termination and Release. Upon receipt of Full Payment (as defined in the SPA), the liens against the collateral described herein shall automatically terminate. At the request of Maker, Holder shall execute and deliver to Maker such documents as Maker shall reasonably request to evidence such termination.

Freestone Resources, Inc.

_/s/ Clayton Carter______

By: Clayton Carter

Its: President

AFTER RECORDING RETURN TO:

Charles R. Cronin,Jr. Trustee

Infinity Web Systems, Inc. Plan

1912 Maya Pradera Lane

Moorpark, CA 93021

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT (WITH ASSIGNMENT OF RENTALS)

Date: June 24, 2015

Grantors (whether one or more): c. c. CRAWFORD RETREADING COMPANY, INC., a Texas Corporation Texas corporation

Grantors' Mailing Address: 101 Ave. D, Ennis, Texas 75119

Trustee: J. Ross Massengill, Massengill Schanfish, PLLC

Trustee' s Mailing Address: ___________________________________

Beneficiary: Infinity Web Systems, Inc. 401K Profit Sharing Plan

Beneficiary's Mailing Address: 1912 Maya Pradera Lane, Moorpark, CA 93021

Note:

Date: June 24, 2015

Amount:One Million Twenty Thousand AND N0/100 DOLLARS ($1,020,000.00)

Maker:	Freestone Resources, Inc.
Payee:	Infinity Web Systems, Inc. 401K Profit Sharing Plan

Final Maturity Date: June 23, 2019

Property (including any improvements):

BEING a tract or parcel of land situated in the City of Ennis, Ellis County, Texas and being part of the John Hamilton Survey Abstract 448, and also being part of Block C, of Southwest Industrial Park, an addition to the City of Ennis as recorded in Volume 3 Page 128, now known as Cabinet A, Slide 600 of the Map Records of Ellis County, and being more particularly described as these three parcels:

1.      A 3.553 acre parcel legally described as Tract 7 C in the Southwest Industrial Park, in the City of Ennis, Ellis County, Texas, also identified as tax account 161945. This parcel has a street address of 101 W. Avenue D, Ennis, Texas 75119 and is located at the south corner of West Avenue D and Oak Grove Road.

2.      A 3.578 acre parcel legally described as Tract 1 C in the Southwest Industrial Park, in the City of Ennis, Ellis County, Texas, also identified as tax account 161944. This parcel has a street address of Jack McKay Blvd., Ennis, Texas, 75119 and is located at the east corner of West Avenue D and Jack McKay Blvd.

3.      A 3.01 acre parcel legally described as Part A Tract 1A in the Jack McKay Industrial Park, in the City of Ennis, Texas, also identified as tax account 161256. This Parcel has a street address of Jack McKay Blvd., Ennis, Texas, 75119 and is located at the east corner of Oak Grove Road and Jack McKay Blvd.

All as more fully described in the attached Exhibit A.

For value received and to secure payment of the note, Grantors convey to Trustee in trust the property and all rights, titles, interest, estates, reversions and remainders owned and to be owned by Grantors in and to the above described premises and in and to the properties covered; all buildings and improvements now or hereafter located on the lands herein described or mentioned; all rights, title and interest now owned or hereafter acquired by Grantors in and to all easements, streets, parking areas and rights-of-way of every kind and nature adjoining the said lands and all public or private utility connections there to and all appurtenances, servitude, rights, ways, privileges and prescriptions thereunto; all goods, including equipment, machinery and other personal property presently owned or hereafter acquired by Grantors, which are or are to become fixtures in or on the above described real estate and which are necessary or convenient for the operation of any building or buildings now or contemplated to be hereafter located on said lands, including without limitation, all rights, titles and interests of Grantors in and to any such goods and personal property even if already subject to any prior lien or security interest; all rights, titles and interests of Grantors in and to all timber to be cut from the real estate covered hereby, all minerals in, under, and upon, produced and to be produced from said real estate, and without limitation of the foregoing, any and all rights, rents, revenues, benefits, leases, contracts, accounts, general intangibles, money, instruments, documents, tenements, hereditament and appurtenances appertaining to, generated from, arising out of or belonging to the above-described properties or any part thereof (all of the aforesaid being hereinafter sometimes called the "mortgaged property").

To have and to hold the mortgaged property unto Trustee, his successors in this trust and his assigns, forever, and Grantors do hereby bind Grantors, their respective heirs, legal representatives, successors and assigns, to warrant and forever defend the mortgaged property unto Trustee, his successors and assigns, forever, against the claim or claims of all persons whomsoever claiming or to claim the same, or any part thereof.

This conveyance is made in trust, however, to secure and enforce the payment of the promissory note(s) herein described of even date herewith, executed by Grantors payable to the order of Beneficiary, such note providing in effect, that if certain defaults occur, for the payment of the unpaid principal thereof and payment of all attorney’s fees and other expenses of collection under certain circumstances, and to secure the performance of all covenants and agreements of Grantors herein.

This Deed of Trust shall secure, in addition to the Note, all funds hereafter advanced by Beneficiary to or for the benefit of Grantors, as contemplated by any covenant or provision herein contained or for any other purpose, and all other indebtedness, of whatever kind or character, owing or which may hereafter become owing by Grantors to Beneficiary, whether such indebtedness is direct or indirect, primary or secondary, fixed or contingent, or arises out of or is evidenced by note, deed of trust, open account, overdraft, endorsement, surety agreement, guaranty, otherwise, it being contemplated that Grantors may hereafter become indebted to Beneficiary in further sum or sums (all of the aforesaid, including all amounts payable under the Note, being hereafter sometimes called "said indebtedness"). Said indebtedness shall be payable at the above stated address of Beneficiary or to such other place as Beneficiary may hereafter direct in writing; and, unless otherwise provided in the instrument evidencing said indebtedness, shall bear interest at the same rate per annum as the Note bears, from date of accrual of said indebtedness until paid. In addition, any and all attorney's fees and expenses of collection payable under the terms of the Note shall be and constitute a part of said indebtedness secured hereby. This Deed of Trust shall also secure all renewals, are arrangements and extensions of any said indebtedness.

In order to better secure payment of said indebtedness, and to secure performance of Grantors’ covenants and agreements set forth herein, Grantors do hereby jointly and severally covenant and agree with Beneficiary and with Trustee as follows:

(1) Grantors shall pay all of said indebtedness, together with the interest and other appurtenant charges thereon, when the same shall become due, in accordance with the terms of the Note and all other instruments evidencing said indebtedness or evidencing any renewals, rearrangements or extensions of the same, or any part thereof.

(2) Grantors represent and warrant that they have in their own right good and indefeasible title in fee simple to the above described land, that the mortgaged property is free from encumbrance superior to the liens and security interests hereby erected, except as to the superior lien of First State Bank of Rice as referenced in the Note and accompanying Stock Purchase Agreement, and unless otherwise herein provided, and that Grantors have full right and authority to make this conveyance. Grantors agree to maintain and preserve their legal existence and all related rights, franchises and privileges. Grantors shall at all times comply with and perform all obligations under any applicable laws, statues, regulations or ordinances relating to the mortgaged property and Grantors use and operation thereof.

(3) Grantors shall keep all buildings and other property covered by this Deed of Trust insured against fire and lightning with extended coverage and against such other risks as Beneficiary may require all in amounts shall be at least equal to the lesser of either the indebtedness or 100% of full insurable value, such insurance to be written in form and with companies acceptable to Beneficiary pursuant to the Texas standard mortgagee clause, without contribution, and shall deliver the policies of insurance to Beneficiary promptly as issued. Such policies shall provide, by way of riders, endorsements or otherwise that the insurance provided thereby shall not be terminated, reduced or otherwise limited regardless of any breach of the representations and agreements set forth therein and that no such policy shall be canceled, endorsed or amended to any extent unless the issuer thereof shall have first given Beneficiary at least 30 days' prior written notice. In case Grantors fail to furnish such policies, Beneficiary at its option may procure such insurance at Grantors' expense. All renewal and substitute policies of insurance shall be delivered to the office of Beneficiary, premiums paid, at least ten (10) days before termination of the insurance protection replaced by such renewal or substituted policies. In case of loss, Beneficiary, at its option, shall be entitled to receive and retain the proceeds of the insurance policies, applying the, same toward payment of said indebtedness as Beneficiary shall see fit, or at Beneficiary's option, Beneficiary may pay the same over wholly or in part to Grantors for the repair of said building or buildings, or for the erection of a new building or buildings in their place, or for any other purpose satisfactory to Beneficiary, but Beneficiary shall not be obligated to see to proper application of any amount paid over to Grantors. If Beneficiary elects to allow payment of all or part of such proceeds to Grantors, such insurance proceeds payable to them are sufficient to pay the costs of repair and restoration of the mortgaged property, they shall promptly commence and carry out the repair, replacement, restoration and rebuilding of any and all of the mortgaged property damaged or destroyed by fire or other casualty so as to return same, to the extent practicable, to its condition immediately prior to such damage to or destruct ion thereof. Grantors shall not permit or carry on any activities within or relating to the mortgaged property that is prohibited by the terms of any insurance policy covering any part of the mortgaged property or which permits cancellation of or increase in the premium payable for any insurance policy covering any part of the mortgaged property. In the event of a foreclosure of this Deed of Trust, the purchaser of the mortgaged property shall succeed to all the rights of Grantors, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to Beneficiary pursuant to the provisions of this Deed of Trust. Regardless of the types or amounts of insurance required and approved by Beneficiary, Grantors shall assign and deliver to Beneficiary all policies of insurance that insure against any loss or damage to the mortgaged property, as collateral and further security for the payment of said indebtedness .. Grantors shall also obtain and maintain in force and effect such liability and other insurance policies and protection as Beneficiary may from time to time specify. All premiums on insurance policies shall be paid in the manner provided under paragraph (36) hereof, if not paid in such manner, by Grantor making payment, when due, directly to the insurance carrier.

(4) Grantor shall pay all taxes and assessments against the mortgaged property, including, without limitation, all taxes in lieu of ad valorem taxes, as the same become due and payable. In the event of the passage after date of this Deed of Trust of any law not now in force for the taxation of mortgages, deeds of trust, or indebtedness secured thereby, for State or local purposes, or the manner of the operation of any such taxes so as to affect the interest of Beneficiary, then in such event, Grantors shall bear and pay the full amount of such taxes. If Grantors fail to pay any such taxes and assessments, including, without limitation, taxes in lieu of ad valorem taxes and taxes against this Deed of Trust or said indebtedness secured hereby, Beneficiary may pay the same, together with all costs and penalties thereon, at Grantors' expense; provided, however, that if for any reason payment by Grantors of any such new or additional taxes would be unlawful or if the payment thereof would constitute usury or render said indebtedness wholly or partially usurious under any of the terms or provisions of the Note or this Deed of Trust, or otherwise, Beneficiary may, at is option, declare said indebtedness due and payable with any indebtedness unlawful or usurious deducted in which event Grantors shall concurrently therewith pay to Beneficiary the remaining lawful and nonusurious portion or balance of said taxes.

(5) All judgments, decrees and awards or payment for injury or damage to the mortgaged property, and all awards pursuant to proceedings for condemnation thereof, including interest thereon, are hereby assigned in their entirety to Beneficiary, who shall apply the same first to reimbursement of all costs and expenses incurred by Beneficiary in connection with such condemnation proceeding and the balance shall be applied to said indebtedness in such manner as it may elect; and Beneficiary is hereby authorized, in the name of Grantors, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. If Beneficiary elects to allowed portion of the proceeds of any condemnation proceeding to be paid to Grantors to be used in rebuilding, restoration or repair of the mortgaged property, then the disbursement of such proceeds shall be on such terms and subject to such conditions as Beneficiary may specify. Grantors shall promptly notify Beneficiary of the institution or threatened institution of any proceeding for the condemnation of any of the mortgaged property. Beneficiary shall have the right to participate in any such condemnation proceeding.

(6) If while this trust is in force, the title of Trustee to the mortgaged property, or any part thereof, shall be endangered or shall be attacked directly or indirectly, Grantors hereby authorize Beneficiary, at Grantors' expense, shall take all necessary and proper steps to the defense of said title, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against said title.

(7) All costs and expenses incurred in performing and complying with Grantors' covenants set forth herein shall be borne solely by Grantors. If, in pursuance of any covenant herein contained, Beneficiary shall pay cut any money chargeable to Grantors, or subject to reimbursement by Grantors under the terms of this Deed of Trust, Grantors shall repay the same to Beneficiary immediately at the place where the Note or other indebtedness hereby secured is payable, together with interest thereon at the maximum lawful rate of interest permitted by applicable state law to be charged to and paid by Grantors from and after the date of Beneficiary's making such payment. The sum of each such payment shall be added to the indebtedness hereby secured and thereafter shall form a part of the same; and it shall be secured by this Deed of trust and by subrogation to all the rights of the person, corporation, or body politic receiving such payment.

(8) Grantors shall keep every part of the mortgaged property in first-class condition and presenting a first-class appearance, make promptly all repairs, renewals and replacements necessary to such end, prevent waste to any part of the mortgaged property, and do promptly all also necessary to such end; and Grantors shall discharge all claims for labor performed and material furnished therefor, and shall not suffer any lien of mechanics or materialmen therefor to attach to any part of the mortgaged property. Grantors shall guard every part of the mortgaged property from removal, destruction and damage, and shall not do or suffer to be done any act whereby the value of any part of the mortgaged property may be lessened. No building or other property now or hereafter covered by the lien of this Deed of Trust shall be removed, demolished or materially altered or enlarged, nor shall any new building be constructed, without the prior written consent of Beneficiary. Grantors shall not initiate, join in, or consent to any change in any private restrictive covenants, zoning ordinances or other public or private restrictions limiting or defining the uses that may be made of the mortgaged property or any part thereof without the prior written consent of Beneficiary. Beneficiary and its agents or representatives shall have access to the mortgaged property at all reasonable times in order to inspect same and verify Grantors' compliance with their duties and obligations under this document.

(9) Grantors shall not grant any easement or right-of-way whatsoever with respect to any of the mortgaged property without the joinder therein of Beneficiary, or rent or lease any of the mortgaged property for any purpose whatsoever for a longer period than three (3) years without the prior written consent of Beneficiary.

(10) In the event the ownership of the mortgaged property or any part thereof becomes vested in a person other than Grantors, Beneficiary may, without notice to Grantors and without waiving Beneficiary's rights under paragraph (29), deal with such successor or successors in interest with reference to this Deed of Trust and to said indebtedness in the same manner as with Grantors, without in any way vitiating or discharging Grantors' liability hereunder or upon said indebtedness. No sale of the mortgaged property and no forbearance on the part of Beneficiary, and no extension of the time for the payment of said indebtedness, given by Beneficiary, shall operate to release, discharge, modify, change or effect, either in whole or in part, any original liability of Grantors or t ha liability of the guarantors or sureties of Grantors or of any other party liable for payment of said indebtedness or any part thereof.

(11) In the event Grantors shall default in the prompt payment, when due, of said indebtedness secured hereby, or any part thereof, or fail to keep and perform any of the covenants or agreements contained herein or in any other document securing payment of the indebtedness secured hereby or in the event Grantors or any person liable for said indebtedness, or any part thereof, files a voluntary petition in bankruptcy or for corporate reorganization makes an assignment for the benefit of any creditor, or is adjudicated a bankrupt or insolvent, or if the mortgaged property or any property owned by a person liable for said indebtedness is placed under control or in the custody of any court receiver or if the Grantors abandon any of the mortgaged property, then, in any such event, Beneficiary may declare the entire unpaid indebtedness secured hereby immediately due and payable (GRANTORS SPECIFICALLY WAIVE THE REQUIREMENT FOR PRESENTMENT, DEMAND FOR PAYMENT, AND NOTICE OF INTENT TO ACCELERATE MATURITY) except to the extent otherwise provided in the Note.

(12) All the covenants and agreements of Grantors set forth herein shall survive the execution and delivery of this document and shall continually in force until the indebtedness is paid in full. Accordingly, if Grantors shall perform faithfully each and 11 of the covenants and agreements herein contained, then, and then only, this conveyance shall become null and void and shall be released in due form, upon Grantors' written request and at Grantors' expense. Otherwise, it shall remain in full force and effect. No release of this conveyance or the lien thereof shall be valid unless executed by Beneficiary.

(13) If Grantors shall fail to perform faithfully any covenant or agreement herein contained, Grantors hereby authorize and empower Trustee, and each and all of his successors in this trust, at the request of Beneficiary, at any time when Grantors shall be in default in the performance of any such covenant or agreement, to sell the mortgaged property at public venue to the highest bidder, for cash, at the door of the County Courthouse of the county of Texas in which the mortgaged property or any part thereof is situated, as herein described, between the hours of 10:00 a.m. and 4:00 p.m. of the first Tuesday of any month, after advertising the time, place and terms of said sale, and the mortgaged property to be sold, and mailing and filing notices as required by Section 51.002, Texas Property Code, as then amended and if such property is in more than one county, one such notice of sale shall be posted at the Court house door of and a copy filed in each county in which part of such property is situated and such property may be sold at the court house door of any one of such counties, and the notice so posted shall designate in which county such property shall be sold. In addition to such posting of notice, the holder of the indebtedness hereby secured shall serve notice as required by Section 51.002, Texas Property Codes then amended on Grantors and on each other debt or, if any, obligated to pay the indebtedness hereby secured according to records of such holder. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. Grantors agree that no notice of any sale other than to the address of Grantors set out herein shall be required, and agree that such address shall be changed only by depositing notice of such change, enclosed in postpaid wrapper, in a post office or official depository under the care and custody of the United States Postal Service, certified mail postage prepaid, return receipt requested, addressed to Beneficiary at the address for Beneficiary set out herein (or to such other address as Beneficiary may have designated by notice given as above provided to Grantors and such other debtors), any such notice of change of address of Grantors or other debtors shall be effective upon receipt by Beneficiary. Any change of address of Beneficiary shall be effective three (3) business days after deposit thereof in the above described manner in the care and custody of the United States Postal Service. Grantors do hereby authorize and empower Trustee, and each and all of the successors in this trust, to sell the mortgaged property, or any interest or estate in the mortgaged property together or in lots or parcels, as such Trustee shall deem expedient, and to execute and deliver to the purchaser or purchasers of the mortgaged property, good and sufficient deed or deeds of conveyance thereof and bills of sale with covenants of general warranty binding on Grantors and Grantors’ respective heirs, legal representatives, successors and assigns. Trustee making such sale shall receive the proceeds thereof and shall apply the same as follows: (i) he shall pay the reasonable expense of executing this trust, including a commission to himself of five percent (5%) of the gross proceeds of the sale; (ii) after paying such expenses, he shall pay so far as may be possible the indebtedness hereby secured, discharging first that portion of said indebtedness arising under the covenant s or agreements herein contained and not evidenced by the Note; (iii) he shall pay the residue, if any, to Grantors, their respective heirs, legal representatives, successors or assigns, Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefore, and he shall not be bound to look after the application thereof.

(14) Beneficiary in any event is hereby authorized to appoint a substitute trustee, or a successor trustee, to act instead of the trustee named herein without other formality than the designation in writing of a substitute or successor trustee; and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness here by secured has been paid in full, or until said property is sold hereunder, and each substitute and successor trustee shall succeed to all of the rights and powers of the original trustee named herein. Such appointment may be executed by any authorized agent of Beneficiary; and if Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation, Grantors, severally, hereby ratify and confirm any and all acts that Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantors hereby agree, on behalf of Grantors and Grantors' respective heirs, legal representatives, successors and assigns, that the recitals contained in any deed or deeds or other instrument executed in due from by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise that by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds or other instrument and the passing of title thereby, and all prerequisites and requirements of any sale or sales shall be conclusively presumed to have been performed, and all persons subsequently dealing with the mortgaged property purported to be conveyed by such deed or deeds or other instrument, including without limitation, the purchaser or purchasers thereof, shall be fully protected in relying upon the truthfulness of such recitals.

(15) The purchaser at any trustee's or foreclosure sale hereunder may disaffirm any easement granted, or rental or lease contract made, in violation of any provision of this Deed of Trust, unless consented to in writing by Beneficiary, and may take immediate possession of the mortgaged property free from, and despite the terms of, such grant of easement and rental or lease contract.

(16) Beneficiary may bid and being the highest bidder therefor, become the purchaser of any or all of the mortgaged property at any trustee's or foreclosure sale hereunder and shall have the right to credit the amount of the bid upon the amount of the indebtedness owing to Beneficiary, in lieu of cash payment.

(17) Grantors hereby authorize Beneficiary, if and whenever it shall desire, to demand and receive, in Grantors' right, all sums that may become due under any and each oil, gas, mineral or other lease, rental contract and easement contract pertaining to all or any part of the mortgaged property, and when received to apply the same on said indebtedness. No demand for, and no receipt of application of, any such sum shall be deemed to minimize, subordinate or affect in any way the lien, security interest or right s hereunder of Beneficiary, or any rights of a Purchaser of the mortgaged property at a trustee's or foreclosures hereunder, as against the person from whom such sum was demanded or received, or his legal representatives, successors or assigns, or anyone claiming under such lease, rent al or easement contract.

(18) Any part of the mortgaged property may be released by Beneficiary without affecting the lien, security interest and right s hereof against the remainder. The lien, security interest and rights hereby granted shall not affect or be affected by any other security taken for the said indebtedness or any part thereof. The taking of additional security, or the extension or renewal of said indebtedness or any part thereof, shall at no time release or impair the lien, security interest and rights granted hereby, or affect the liability of any endorser, guarantor or surety, or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any renewal or extension of said indebtedness, or any part hereof, shall be and remain first and prior lien and security interest on all of the mortgaged property not expressly released, until the said indebtedness is completely paid.

(19) To further secure said indebtedness, Grantors hereby grant a security interest to Beneficiary in and to all personal property hereinabove described (all of such personal property and the proceeds thereof being herein called the "collateral", but the mention of proceeds of collateral herein shall not be construed as an authorization for the sale or surrender by Grantors of collateral and collateral as used in this Deed of Trust shall be included in the term "mortgaged property" when used herein). This document shall constitute a SECURITY AGREEMENT as well as a mortgage and deed of trust. The following applies with respect to collateral:

(A) In addition to and cumulative of any other remedies granted in this Deed of Trust to Beneficiary, Beneficiary may, upon default hereunder, proceed under Chapter 9 of the Texas Business and Commerce Code as now adopted and existing and as it may hereafter be amended or succeeded (hereinafter called "Uniform Commercial Code") as to all or any part of the collateral and shall have and may exercise with respect to all or any part of the collateral all of the rights, remedies and powers of a secured part under the Uniform Commercial Code, including, without limitation, the right and power to repossess, retain and to sell at public or private sale or sales, or otherwise dispose of, lease or utilize the collateral or any part thereof and to dispose of the proceeds in any manner authorized or permitted under the applicable provisions of the Uniform Commercial Code, and to apply the proceeds thereof toward payment of Beneficiary's reasonable attorneys' fees and other expenses and costs of pursuing, searching for receiving, taking, keeping, storing, advertising, and selling the collateral thereby incurred by Beneficiary, and toward payment of said indebtedness in such order and manner as Beneficiary may elect consistent with the provisions of the Uniform Commercial Code Nothing in this paragraph shall be construed to impair or limit any other right or power to which Beneficiary may be entitled at law or in equity.

(B) Among the rights of Beneficiary upon default and acceleration of the indebtedness pursuant to the provisions hereof, and without limitation, Beneficiary shall have the right (but not the obligation), without being deemed guilty of trespass and without liability for damage thereby occasioned, (i) to enter upon any premises where said collateral may be situated and take possession of the collateral, or render it unusable or dispose of the collateral on Grantors' premises, and Grantors agree not to resist or to interfere, and (ii) to take any action deemed necessary or appropriate or desirable by Beneficiary at Beneficiary's option and in its discretion, to repair, refurbish or otherwise prepare the collateral for sale, lease or other use or disposition as herein authorized. Beneficiary may at Beneficiary's discretion require Grantors to assemble the collateral and make it available to Beneficiary at a place designated by Beneficiary that is reasonably convenient to both parties.

(C) Beneficiary shall give Grantors notice, by certified mail, postage prepaid, of the time and place of any public sale of any of the collateral or of the time which any private sale or other intended disposition thereof is to be made by sending notice to Grantors at the addresses of Grantors set out herein at least five (5) days before the time of the sale or other disposition, which provisions for notice Grantors and Beneficiary agree are reasonable; provided, however, that nothing herein shall preclude Beneficiary from proceeding as to both real and personal property in accordance with Beneficiary's rights and remedies in respect to real property as provided in the Uniform Commercial Code, and without any notice to Grantors except for the notices provided for in paragraph (13) hereof.

(D) To the extent such may now or hereafter be permitted under Texas law, Beneficiary is authorized to execute and file financing statements and continuation statements under the Uniform Commercial Code with respect to the collateral without joinder of Grantors in such execution or filing. Grantors shall execute and deliver to Beneficiary such financing statements, continuation statements and other documents relating to the collateral as Beneficiary may reasonably request from time to time to preserve and maintain the priority of the security interest created by this Deed of Trust and shall pay to the Beneficiary on demand any expenses and attorneys' fees incurred by Beneficiary in connection with the preparation, execution, and filing of this Deed of Trust and of any financing statements, continuation statements, partial releases, termination statements or other documents necessary or desirable to continue or confirm Beneficiary’s security interest or any modification thereof. This document, and any carbon, photographic or other reproduction of this document may be filed by Beneficiary and shall be sufficient as a financing statement. All or part of the collateral is or is to become fixtures on the real estate constituting a portion of the mortgaged property, but this statement shall not impair or limit the effectiveness of this document as a security agreement or financing for other purposes, and this Deed of Trust shall constitute a fixture financing statement, and, as such, shall be filed for record in the real estate records of the county in which the land covered hereby is located. Grantors shall not change Grantors' name without the prior express written consent of Beneficiary. The name of the record owner of the land covered hereby is the party or parties herein as Grantors.

(E) Unless otherwise disclosed to Beneficiary as herein provided, Grantors agree that, except for the security interest granted hereby in the collateral, Grantors are the owners of the collateral free of any adverse claim, security interest or encumbrance, and Grantors shall defend the collateral against all claims and demands of any person at any time claiming the same or any interest therein. Grantors have not heretofore signed any financing statement and no financing statement signed by Grantors is now on file in any public office except those statements, true and correct copies of which have been delivered to Beneficiary. So long as any amount remains unpaid on said indebtedness, Grantors shall not execute and there shall not be filed in any public office any such financing statement or statements affecting the collateral other than financing statements in favor of Beneficiary hereunder.

(F) The security interest granted herein shall not be construed or deemed to constitute Beneficiary or Trustee as a trustee or mortgagee in possession of the mortgaged property so as to obligate Beneficiary or Trustee to lease the mortgaged property or attempt to do the same, or to take any action, incur any expenses or perform or discharge any obligation, duty or liability with respect to the mortgaged property or any part thereof or otherwise.

(20) In addition to and cumulative of any other remedies granted in the Deed of Trust, the real property, improvements, personal property, leases, rents and other collateral or security comprising the mortgaged property may be sold in one or more public sales pursuant to Texas Property Code §51.002 and the Texas UCC. Beneficiary shall be entitled to foreclose its security interests against the personal property in accordance with any other rights and remedies Beneficiary may have as a secured party under the Texas UCC. Provided, however, unless Beneficiary notifies Grantors to the contrary, Grantors agree that Beneficiary and Trustee shall proceed under Texas UCC §9.604 (relating to a security agreement covering both real and person.al property), and title to all of the Property shall be conveyed to the purchaser at such public sale, including without limitation the real property, improvements, personal property, leases, rents, and other collateral or security comprising the mortgaged property. Grantors agree that notice of sale of the mortgaged property provided in this paragraph and pursuant to Texas Property Code §51.002 is and shall constitute commercially reasonable notice of the sale of the mortgaged property.

(21) The invalidity, or unenforceability in particular circumstances, of any provision of this Deed of Trust shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby. It is the intention of the parties hereto to comply with the usual laws of the State of Texas; accordingly, it is agreed that notwithstanding any provisions to the contrary in the Note or any instrument evidencing said indebtedness; in this Deed of Trust or in any of the documents or instruments securing payment of said indebtedness or otherwise relating thereto that in no event shall the Note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If any such excess of interest is contracted for, charged or received, under the Note or any instrument evidencing said indebtedness, under this Deed of Trust or under the terms of any other documents securing payment of said indebtedness or otherwise relating thereto, or in the event the maturity of any of said indebtedness is accelerated in whole or in part, or in the event that all or part of the principal or interest of said indebtedness shall be prepaid, so that under any of such circumstances, the amount of interest contracted for charged or received, under the Note or any instrument evidencing said indebtedness, under this Deed of Trust or under any of the instruments securing payment of said indebtedness or otherwise relating thereto, on the amount of principal actually outstanding from time to time under the Note and other instruments evidencing said indebtedness, shall exceed the maximum amount of interest permitted by the usury laws of the State of Texas, then in any such event (a)the provisions of this paragraph shall govern and control, (b)neither Grantors nor any other person or entity now or hereafter liable for the payment of the Note or any instrument evidencing said indebtedness shall be obligated to pay the amount of such interest to the extent that is in excess of the maximum amount of interest permitted by the usury laws of the State of Texas any such excess that may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Grantors, at the holder's option, and (c) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the usury laws of the State of Texas as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under the Note, or any instrument evidencing said indebtedness, under this Deed of Trust or under such other documents that are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by the laws of the State of Texas, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loans evidenced by the Note or the instruments evidencing said indebtedness, all interest at any time contracted for, charged or received from Grantors or otherwise by the holder or holders hereof in connection with such loans.

(22) Grantors, or Grantors' respective heirs, legal representatives, successors or assigns, shall not have or assert, and do hereby waive, any right, under any statute or rule of law pertaining to the marshaling of assets, a sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matter whatsoever, to defeat, reduce or affect the lien, security interest and rights of Beneficiary, under the terms of this Deed of Trust, to a sale of the mortgaged property for the collection of said indebtedness (without any prior or different resort for collection), or the right of Beneficiary, under the terms of this Deed of Trust, to the payment of said indebtedness out of the proceeds of sale of the mortgaged property in preference to every other person and claimant (only reasonable expenses as aforesaid being first deducted).

(23) It is agreed that if default be made in the payment of any installment of the Note or other indebtedness secured by this Deed of Trust, or in the observance or performance of any covenant or agreement of Grantors contained or referred to herein, the holder of said indebtedness or any part thereof under which such default occurs shall have the option after the giving of any notice required by the Note, if any, to proceed with foreclosure in satisfaction of such item either through the courts or by directing Trustee or his successors in trust to proceed as if under a full foreclosure, conducting the sale as herein provided, and without declaring the whole indebtedness due, and provided that if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Note or other indebtedness secured by this Deed of Trust; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured portion of said indebtedness, but as to such unmatured portion of said indebtedness, this Deed of Trust shall remain in full force and effect just as though no sale had been made under the provisions of this paragraph. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured portion of said indebtedness, it being the intention of the parties hereto to provide for a foreclosure and sale of the security for any matured portion of said indebtedness without exhausting the power to foreclose and to sell the security for any other portion of said indebtedness whether matured at the time or subsequently maturing. It is agreed that an assignee holding any installment or part of any installment of the Note or other indebtedness secured hereby shall have the same powers as are hereby conferred on the holder of said indebtedness to proceed with foreclosure on a matured installment or installments, and also to require Trustee or successors in trust to sell the mortgaged property or any part hereof; but if an assignee forecloses or causes a sale to be made to satisfy any installment, part of an installment, or installments, then such foreclosure of sale shall be made subject to all of the terms and provisions hereof with respect to the unmatured part of the Note and other indebtedness secured hereby owned by the then holder of such indebtedness.

(24) It is expressly agreed that (i) no waiver of any default on the part of Grantors or breach of any of the provisions of this Deed of Trust shall be considered a waiver of any other or subsequent d e fault or breach, and no delay or omission in exercising or enforcing the rights and powers herein granted shall be construed as a waiver of such rights and powers, and likewise no exercise or enforcement of any rights or powers hereunder shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time; (ii) any failure by Beneficiary to insist upon the strict performance by Grantors of any of the terms and provision hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary not withstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantors of any and all of the terms and previsions of this Deed of Trust; (iii) neither Grantors nor any other person now or hereafter obligated for the payment of the whole or any part of said indebtedness shall be relieved of such obligation by reason of the failure of Beneficiary or Trustee to comply with any request of Grantors, or of any other person so obligated, to take act ion to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or any obligations secured by this Deed of Trust, or by reason of the subordination in whole or in part by Beneficiary of the lien, security interest or rights evidenced hereby, or by reason of any agreement or stipulation with any subsequent owner or owners of the mortgaged property extending the time of payment or modifying the terms of said indebtedness or this Deed of Trust without first having obtained the consent of Grantors of such other person, and, in the latter event, Grantors and all such persons shall continue liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by Beneficiary: (iv) regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien or security interest on the mortgaged property, Beneficiary may release the obligation of anyone at any time liable for any of said indebtedness or any part of the security held for said indebtedness and may extend the time of payment or otherwise modify the terms of said indebtedness and of this Deed of Trust without, as to the security or the remainder thereof, in anywise impairing or affecting the lien or security interest of this Deed of Trust or the priority of such lien or security interest, security for the payment of said indebtedness as it may be so extended or modified, over any subordinate lien or security interest; (v) the holder of any subordinate lien or security interest shall have no right to terminate any le se affecting the mortgaged property whether or not such lease be subordinate to this Deed of Trust; and (vi) Beneficiary may resort for the payment of said indebtedness to any security therefor held by Beneficiary in such order and manner as Beneficiary may elect.

(25) In the event that there be a Trustee's sale hereunder, and, if at the time of such sale, Grantors, or their heirs, legal representative, successors or assigns, are occupying the mortgaged property so sold, each and all shall immediately become tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either tenant or landlord, at a reasonable rental per day based upon the value of said property, such rental to be due daily to the purchaser. An action of forcible detainer and/or any other legal proceedings shall lie if the tenant shall hold over after a demand in writing for possession of said property; and this agreement and Trustee's deed shall constitute a lease and agreement under which the tenant’s possession, each and all arose and continued.

(26) In the event any portion of said indebtedness is not, for any reason whatsoever, secured by this Deed of Trust on the mortgaged property, the full amount of all payments made on said indebtedness shall first be applied to such unsecured portion of said indebtedness until the same has been fully paid.

(27) Notwithstanding anything to the contrary herein contained, Grantors have GRANTED, BARGAINED, ASSIGNED, TRANSFERRED, SET OVER, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, ASSIGN, TRANSFER, SET OVER, SELL and CONVEY, all existing or future leases or rental agreements (hereinafter referred to as “Leases”) and all existing or future rents, royalties, income and profits (hereinafter referred to as "Rents" of the mortgaged property unto Beneficiary; TO HAVE AND TO HOLD the Leases and the Rents unto Beneficiary, forever, and Grantors do hereby bind themselves, their heirs, executors, administrators, successors, and assigns to warrant and forever defend the title to the Leases and the Rents unto Beneficiary against every person whomsoever lawfully claiming or to claim the same or any part thereof. Grantors and Beneficiary intend this assignment to be absolute, unconditional and presently effective, and not an assignment for additional security only. Beneficiary hereby grants to Grantors a limited license (the “License”) to exercise and enjoy all the rights and benefits of the landlord or lessor of the Leases and the Rents, including without limitation, the right to collect, demand, sue for attach, levy, recover, and receive the Rents, as and when, but not before, they become due and payable, and to give proper receipts, releases, and acquittances therefor. Grantors hereby agree to receive all Rents and hold the same as a trust fund to be applied, and to apply the Rents so collected, first to the payment of the Indebtedness, next to the payment of the taxes and assessments on the Property and the insurance premiums required by the terms of the Loan Documents and then to the costs of maintaining, repairing and operating the Property pursuant to the requirements of the Loan Documents and the Leases. Thereafter, Grantors may use the balance of the Rents collected in any manner not inconsistent with the Loan Documents. Upon the occurrence of an Event of Default Beneficiary shall have the complete right, power and authority hereunder then or thereafter to terminate the License and then and thereafter, without taking possession of the Property in Grantors' name to collect, demand sue for, attach levy, recover and receive the Rents and to give proper receipts, releases and acquittances therefor, and after deducting all reasonably incurred costs and expenses of operation and collection, including reasonable attorney’s fees, to apply the net proceeds thereof in reduction or repayment of the Indebtedness in such order of priority as Beneficiary may determine in its sole discretion. Upon Beneficiary's termination of the License, and without regard to the adequacy of the security, with or without any action or proceeding through any person or by any agent, Beneficiary may and shall have the complete right power and authority hereunder, then or thereafter, to answer upon, the possession of, manage and operate the Property, or any part thereof; to make, modify enforce, cancel or accept surrender of any Lease; to remove and evict any tenant or lessee under any of the Leases; to increase or decrease the Rents; and to decorate, clean and repair and otherwise do any act or incur any cost or expense which Beneficiary may deem reasonably necessary to protect the status and value of the Property. Grantors shall (i) submit the Leases to Beneficiary for approval prior to the execution thereof, (ii) perform and comply with any and all representations, warranties, covenants, and agreements expressed as binding upon the landlord or lessor under any Lease,(iii) maintain each of the Leases in full force and effect during the term thereof (iv) appear in and defend any action or proceeding in any manner connected with any of the Leases, and (v) deliver to Beneficiary copies of the Leases and such further information, and execute and deliver to Beneficiary such further assurances and assignments with respect to the Leases, as Beneficiary may from time to time request. Without Beneficiary’s prior written consent, Grantors shall not (i) do or knowingly permit to be done anything to impair the value of any of the Leases, (ii) except for security or similar deposits, collect any of the Rent more than one month in advance of the time when the same becomes due under the terms of any Lease, (iii) discount any future accruing Rents, (iv) amend modify, or, terminate any of the Leases or (v) assign or grant a security interest in or to any of the Leases or the Rents.

(28) This Assignment shall not be deemed or construed to constitute Beneficiary as a "mortgagee in possession” of the Property, to obligate Beneficiary to lease the Property or attempt to do same, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise. So long as any part of the Indebtedness remains unpaid, the fee and leasehold estates to the Property shall not merge but rather shall remain separate and distinct, notwithstanding the union of such estates either in Grantors’ Beneficiary, any tenant or Lessee, or any third party purchase or otherwise. Grantors shall indemnify and hold harmless Beneficiary and Trustee from and against any and all liability, loss, cost, damage, or Expense which Beneficiary or Trustee may incur under or by reason of this assignment, or for any action taken by Beneficiary and/or Trustee hereunder, or by reason of or in defense of any and all claims and demands whatsoever which may be asserted against Beneficiary and/or Trustee arising out of the Leases or with respect to the Rents regardless of whether the claims or causes of action of whatever nature re founded in whole or in part upon the negligence (either act or omission) of Beneficiary or Trustee. In the event Beneficiary and/or Trustee incurs any such liability, loss, cost, damages or expense, the amount thereof together with all reasonable attorneys' fees shall be payable by Grantors to Beneficiary and/or Trustee immediately, without demand, and shall be deemed a part of the Indebtedness. The Rents shall be deemed earned over the entire period to which they relate, without regard to when the Rents are paid or uncollected. Upon the sale of the Property pursuant to the Loan Documents, by foreclosure or otherwise, any of the Rent s which are properly allocable to a period of time following such sale shall be conveyed to the purchaser at such sale, and Grantors shall pay the amount thereof immediately upon demand therefor. Upon payment in full of the Indebtedness, and performance of all obligations secured by the Loan Documents, this assignment shall terminate and be of no further force and effect, and all rights, titles, and interests conveyed pursuant to this assignment shall become vested in Grantors without the necessity of any further act or requirement by Grantors, Trustee, or Beneficiary.

(29) To the extent that proceeds of the Note are used to pay any prior indebtedness secured by the outstanding lien, security interest, charge or prior encumbrance against the mortgaged property, such proceeds have been advanced by Beneficiary a t Grantors' request; and Beneficiary shall be subrogated to any and all rights, powers, equities, liens and security interests owned or granted by any owner or holder of such prior indebtedness, irrespective or whet her said security interests, lien, charges or encumbrances are released of record.

(30) It shall be a default hereunder if the mortgaged property, or any part thereof, or any interest therein, (other than items of personalty which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes having a value equal to or greater than the replaced items when new) shall become vested in any party other than Grantors, whether by operation of law or otherwise, without the prior written consent of Beneficiary, which consent may be withheld at Beneficiary's sole option and discretion. If Beneficiary should give its prior written consent to any sale or conveyance of the mortgaged property, Grantors will not sell all or any portion of the mortgaged property unless the purchaser, as a part of the consideration, shall, at the option of Beneficiary, either (a) expressly agree to assume the payment of the indebtedness hereby secured or (b) expressly agree that the title and rights of such purchaser are and shall remain unconditionally subject to all of the terms of this Deed of Trust for the complete fulfillment of all obligations of the Grantors of this Deed of Trust hereunder, and unless also, the deed shall expressly set forth such agreement of the purchaser; neither will Grantors grant any easement, create any subdivision or plat nor create any restrictive covenant whatsoever with respect to any of the mortgaged property without the joinder herein of Beneficiary, or rent or lease any of the mort gaged property for any purpose whatsoever for a period longer than three (3) years without the prior written consent of Beneficiary, which consent may be withheld at Beneficiary's sole option and discretion. With respect to any Grantors that is a corporation, partnership or entity other than an individual, it shall constitute a default hereunder if there is a change in ownership of more than fifty (50%) percent of the ownership of such entity.

(31) Any consent by Beneficiary to the transfer of title to the mortgaged property may be predicated upon any terms, conditions, and covenants deemed advisable or necessary in the sole discretion of Beneficiary, including but not limited to the right to change the interest rate, date of maturity and monthly payments and shall be conditioned upon receipt of a fee not exceeding one percent (1%) of the original principal sum of the Note, subject to the provisions of paragraph (24) hereof, if applicable.

(32) Grantors shall, upon request of Beneficiary, deliver to Beneficiary within sixty (60) days after the end of each calendar year, then current annual statements and financial information applicable to such calendar year, specifically including but not limited to operating statements and balance sheet itemizing the income and expenses of Grantors and the mortgaged property and financial statements of Grantors (and each of them all in detail satisfactory to Beneficiary and pr0pared by independent auditors or accountants. In addition, Grantors shall from time to time upon request of Beneficiary deliver to Beneficiary (promptly after preparation and/or receipt of same) copies of any and all other financial information or report s related to Grantors, their assets, liabilities or operations, whether audited or unaudited.

(33) Grantors covenant that (a) no toxic or hazardous substances, including, without limitation, asbestos and the group of organic compound known as polychlorinated biphenyls, shall be generated, treated, stored, or disposed of, or otherwise deposited in or located on the mortgaged property, including, without limitation, the surface and subsurface waters of the mortgaged property, (b) no activity shall be undertaken on the mortgaged property which would cause (i) the mortgaged property to become a hazardous waste treatment, storage, or disposal facility within the meaning of, or otherwise bring the mortgaged property within the ambit of, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901, et seq., as amended, or any similar state law or local ordinance or other environmental law, (ii) a release or threatened release of a hazardous substance from or to the mortgaged property within the meaning of, or otherwise bring the mortgaged property within the ambit of, the Comprehensive Environmental Response, Compensation and Liability Act of 1980

) ,

 ("CERCLA”) 11 42 U.S.C Section 9601-9657, as amended, or any similar state law or local ordinance or any other environmental law, or (iii) the discharge of pollutants or effluents into any water source or system, or the discharge into the air of any emissions, which would require a permit under the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq., or the Clean Air Act, 42 U.S.C., Section 74 01, et seq., or any similar state law or local ordinance or any other environmental law c) there shall be no substance or conditions in or on the mortgaged property which may support a claim or cause or action under RCRA, CERCLA, or any other federal, state, or local environmental statutes, regulations ordinances, or other environmental regulations, requirements, and d) there shall be no underground storage tanks located on the mortgaged property. As used in this Article VI, the terms "hazardous substance" and "release" shall have the meanings specified in CERCLA and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA OR RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, and provided further, to the extent that the laws of the State of Texas establish a meaning for such terms which is broader than that specified in either CERCLA or RCRA, such broader meanings shall apply. Grantors warrant and represents to Beneficiary that (a) the mortgaged property and Grantors are not in violation of or subject to any existing, pending, or, to Grantors' knowledge, threatened investigation or inquiry by any governmental authority and are not subject to any remedial obligations under RCRA, CERCLA, or any other federal, state, or local environmental statute, regulation, or ordinance, and (b) Grantors have taken all steps necessary to determine, and has determined, that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the mortgaged property. Grantors agree to indemnify and to hold Beneficiary harmless from and against, and to reimburse Beneficiary with respect to, any and all claims, demands, causes of action, loss, damage, liabilities, costs and expenses (including attorneys' fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by Beneficiary at any time or from time to time by reason or arising out of any violation of CERCLA, RCRA, or any other federal, state, or local environmental statute, regulation, or ordinance (including, without limitation, all claims, demands, loss, damage, liabilities, costs, and expenses in connection with the presence on the mortgaged property or release from or to the mortgaged property of hazardous substances or solid wastes disposed of or otherwise released, regardless of whether or not the act, omission, event, or circumstances constituted a violation of applicable law at the time of existence or occurrence.

(34) In the event that Grantors abandon the mortgage property, Beneficiary is granted the right to take possession of the mortgage property, to remove and evict any trespasser or person occupying same, and to clean, repair and otherwise do any act or incur any cost or expenses which Beneficiary may deem reasonably necessary to protect the status and value of the mortgage property. In the event that Beneficiary exercises this right to take possession of the mortgage property, such action shall not be deemed or construed to constitute Beneficiary as a "mortgagee in possession" of the property. The term "abandon” as used in this Deed of Trust shall mean to leave any main structure or improvement, whet her residential or commercial, vacant and unoccupied by either Grantors or Grantors' tenants for a period of five (5) days without giving 8eneficiary prior written notice of the reason for the vacancy and the precautions taken by Grantors to protect and preserve the mortgage property.

(35) In the event Beneficiary shall elect to invoke any of the rights or remedies provided for herein, but shall thereafter determine to withdraw or discontinue same for any reason, it shall have the unqualified right to do so, whereupon all parties shall be automatically restored and returned to their respective positions regarding the indebtedness and this document as shall have existed prior to the invocation of Beneficiary's rights hereunder and the rights, powers and remedies of Beneficiary hereunder shall be and remain in full force and effect.

(36) Grantors agree that they shall execute and deliver such other and further documents, and do and perform such other act s as ma y be reasonably necessary and proper to carry out the intention of the parties as herein expressed and to effect the purposes of this document and the loan transaction referred to herein. Without limitation of the foregoing, Grantors agree to execute and deliver such documents as may be necessary to cause the liens and security interests granted hereby to cover and apply to any property placed in, on or about the mortgaged property in addition to, or replacement or substitute for any of the mortgaged property.

(37) The covenants herein contained shall inure to the benefit of Beneficiary and Trustee, their heirs, legal representatives, successors and assigns and shall be binding upon the respective heirs, legal representatives, successors and assigns of Grantors, but nothing in this paragraph shall constitute an authorization for Grantors to sell or in any way dispose of the mortgaged property or any part thereof if otherwise prohibited by any of the terms hereof.

(38) Wherever used in this document, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the words "Deed of Trust" shall mean this Deed of Trust and Security Agreement and any supplement or supplement s hereto; the word "Grantors" shall mean "Grantors, their respective heirs, legal representatives, successors and assigns, and/or any subsequent owner or owners of the mortgaged property"; the word "Beneficiary" shall mean "Beneficiary or any subsequent lawful holder or holders of the Note or other indebtedness secured hereby"; the word “Note" shall mean "Note secured by this Deed of Trust and any renewals, extensions and rearrangement thereof"; the word “person” shall mean "an individual, corporation, trust, partnership or unincorporated association"; and the pronouns of any gender shall include the other genders; and either singular or plural shall include the other.

(39) THIS DEED OF TRUST IS ALSO BEING FILED AS A "MORTGAGE" AND "FINANCING STATEMENT" under the Uniform Commercial Code. Executed this 24 day of June, 2015.

C.C. CRAWFORD RETREADING COMPANY, INC., a Texas corporation

By: /s/ Clayton Carter

Acknowledgement

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on the 24_day of June, 2015 by, Director of C.C. Crawford Retreading Company, Inc. a Texas corporation.

/s/ Christen Fox

                                                                                            _______________________________________________________________

Notary Public for the State of Texas

EXHIBIT E

June 22, 2015

To Whom It May Concern

Re: Infinity Web Systems, Inc. 401(k) Profit Sharing Plan

As the Third Party Administrator, I can verify that the above named Plan is Qualified and in good standing with all relevant governing agencies.

The named Trustees of the Plan are Charles R. Cronin, Jr. and Sheryl Cronin. As Trustees, they have full discretion and authority with regard to the investment of the Trust Fund. Under the terms of the Plan Document, they (as Trustees) are empowered to invest, consistent with and subject to, Applicable Law any part or all of the Trust Fund with a variety of investment options they deem appropriate.

Sincerely,

/s/ Michael Gossard

Michael Gossard, CPC

Director of Administration

EXHIBIT F

AFFIDAVIT

STATE OF TEXAS

COUNTY OF ELLIS

BEFORE ME, the undersigned authority on this day appeared DIRK CRAWFORD, who after being by me duly sworn, on oath deposes and says:

1.	My name is Dirk Crawford.
2.	I am over the age of 18 and am a resident of the State of Texas. I have personal knowledge of the facts herein and if called as a witness could testify competently thereto.
3.	I am the President of C. C. Crawford Retreading Company, Inc. (“CTR”), a Texas corporation. I have been in this position for 15 years.
4.	CTR is located at 101 West Avenue D, Ennis, Texas.
5.	To the best of my knowledge, all permits and government licenses necessary to operate CTR at this location are valid and active.
6.	To the best of my knowledge, all permits and government licenses necessary to transport and store tires are valid and active.
7.	To the best of my knowledge, CTR has not received any notification of health or safety code violations within the past two years.
8.	To the best of my knowledge, CTR has not received any notifications of environmental violations within the past two years.
9.	To the best of my knowledge, CTR has no pending or threatened governmental or administrative proceedings or investigations, including environmental matters.
10.	To the best of my knowledge, there is no claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise whether at Law or in equity, threatened against or by CTR affecting any of its properties or assets or against or by CTR.
11.	To the best of my knowledge, CTR has properly and accurately completed and duly filed in correct form all material federal, state, and local information and tax returns required to be filed by it and have duly paid, or made provisions for the payment, of all material taxes and other charges which have been incurred or are due or claimed to be due from it.
12.	As of the date of this signing, no commission, bonus, special contractual fees, or any other fees are owed or due to CTR employees, CTR representatives, or agents of CTR other than payments due to me of $210,000 and those commissions due in the normal course of business to CTR employees as part of their monthly pay packages.
13.	To the best of my knowledge, all of the financial statements provided to Freestone by CTR are true and correct copies and an accurate portrayal of CTR’s financial standing.

Further the affiant sayeth naught.

/s/ Dirk Crawford___________

Dirk Crawford, President

C.C. Crawford Retreading Company, Inc.

STATE OF TEXAS

COUNTY OF ELLIS

The instrument was acknowledged before me on 22 day of June, 2015 by Dirk Crawford, President of C.C. Crawford Retreading Company, Inc., a Texas corporation, on behalf of said corporation.

__________/s/ Judy Harris_________

Notary Public, State of Texas

EXHIBIT G

CTR Asset Modification of Change Request #_______

Date________________

	Existing at time of closing	Replacement
Type:
Model:
Function:
Rating/Capacity:
Location:
Serial Number:
Exterior/Interior:

	New	Replacement
New Installation or Replacement

Reason for change:_____________________________________________________________________

Permit Required:______________________________________________________________________

Note if stays or is removed	YES	NO
Removal Required

For Freestone	For IWSI Plan
____________________________ _________	____________________________ _________
Signature Date	Signature Date

Name: ___________________________	Name: ___________________________

Title: ____________________________	Title: ____________________________